Keyport Variable Account A

Financial Statements as of and for the Year Ended December 31, 2022 and Report of Independent Auditors

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2022

Page(s)

Report of Independent Auditors	1-3

Financial Statements

Statements of Assets and Liabilities	4-6

Statements of Operations	7-21

Statements of Changes in Net Assets	22-44

Notes to the Financial Statements	45-61

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Keyport Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Keyport Variable Account A (the Sub-Accounts), as of December 31, 2022, the related statements of operations and changes in net assets for the periods indicated in the Appendix, and the related notes including the financial highlights in Note 10 for each of the years or periods in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2022, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts
April 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

AB VPS Balanced Hedged Allocation Portfolio (Class B) Sub-Account (AL1) (1)(3)
AB VPS Sustainable Global Thematic Portfolio (Class B) Sub-Account (A70) (1) (4)
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (2)
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (2)
AB VPS Sustainable International Thematic Portfolio (Class B) Sub-Account (AM2) (1) (5)
AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)
Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)
Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75) (1)
Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36) (1)
Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76) (1)
Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37) (1)
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)
Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)
Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68) (1)
Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39) (1)
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)
Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72) (1)
Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151) (1)
Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73) (1)
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)
Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) (1)(6)
MFS VIT I Growth Series Service Class Sub-Account (M80) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)
MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)
Wanger International Sub-Account (W39) (1)

2

Wanger Select Fund Sub-Account (W41) (1)

Wanger Acorn Sub-Account (W42) (1)(7)

(1)	Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended December 31, 2022.

(2)	Statements of operations and changes in net assets for the period January 1, 2022 to March 3, 2022 and statements of changes in net assets for the year ended December 31, 2021.

(3)	Formerly, AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)

(4)	Formerly, AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)

(5)	Formerly, AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)

(6)	Formerly, Invesco V.I. International Growth Fund I Sub-Account (A21)

(7)	Formerly, Wanger USA Sub-Account (W42)

3

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

	Assets						Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Dividend receivable	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Hedged Allocation Portfolio (Class B) Sub-Account (AL1) ¹	5,881	$57,291	$47,932	$—	$—	$47,932	$96	$47,836
AB VPS Sustainable Global Thematic Portfolio (Class B) Sub-Account (A70) ¹	74,884	2,362,818	2,140,945	—	—	2,140,945	3,571	2,137,374
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9)	15,213	404,415	441,190	—	—	441,190	351	440,839
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	206,553	5,875,208	5,857,830	—	—	5,857,830	75,546	5,782,284
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) ²	—	—	—	—	—	—	—	—
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) ²	—	—	—	—	—	—	—	—
AB VPS Sustainable International Thematic Portfolio (Class B) Sub-Account (AM2) ¹	34,182	795,808	547,598	—	—	547,598	7,581	540,017
AB VPS Large Cap Growth (Class B) Sub-Account (AC4)	2,437	148,401	130,273	—	—	130,273	4,624	125,649
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	69,409	1,742,512	984,915	—	—	984,915	807	984,108
Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25)	292,210	5,695,407	10,911,131	—	—	10,911,131	8,846	10,902,285
Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49)	123,976	2,420,990	4,481,719	—	—	4,481,719	3,303	4,478,416
Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75)	18,373,005	18,373,005	18,373,005	—	1,840	18,374,845	151,175	18,223,670
Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36)	52,964	380,514	317,786	—	—	317,786	3,262	314,524
Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76)	324,902	2,326,456	1,933,169	—	—	1,933,169	7,480	1,925,689
Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37)	242,965	3,099,110	2,859,702	—	—	2,859,702	6,669	2,853,033
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58)	24,566	300,970	286,443	2,078	—	288,521	11	288,510
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	180,151	3,067,076	4,691,133	—	—	4,691,133	24,338	4,666,795
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	133,887	2,073,672	3,377,957	1,868	—	3,379,825	128	3,379,697
Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66)	152,420	2,908,126	5,090,814	—	—	5,090,814	3,436	5,087,378
Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68)	258,803	4,221,603	8,061,700	—	—	8,061,700	98,291	7,963,409
Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39)	68,607	984,758	788,980	—	—	788,980	64,167	724,813
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	204,233	2,582,512	2,318,042	—	—	2,318,042	8,748	2,309,294
Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72)	65,990	995,007	607,112	—	—	607,112	577	606,535
Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151)	1,288,840	5,344,457	4,510,940	—	—	4,510,940	25,504	4,485,436
Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73)	1,215,297	4,980,515	4,204,927	—	—	4,204,927	16,377	4,188,550
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	165,336	1,706,373	1,436,767	—	—	1,436,767	3,805	1,432,962
Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	510,891	5,297,460	4,429,427	24,689	—	4,454,116	167	4,453,949
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8)	29,965	396,936	392,837	315	—	393,152	15	393,137
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	286,187	6,258,756	6,499,313	—	—	6,499,313	7,767	6,491,546
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28)	98,484	4,873,694	3,930,493	—	—	3,930,493	8,977	3,921,516
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	30,307	266,906	226,093	—	—	226,093	18	226,075
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	78,840	4,848,502	3,377,525	—	—	3,377,525	14,800	3,362,725
Invesco V.I. Core Equity Fund I Sub-Account (A39)	133,408	3,957,447	3,275,169	—	—	3,275,169	43,691	3,231,478
Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) ¹	126,267	4,407,654	3,654,164	—	—	3,654,164	488	3,653,676
MFS VIT I Growth Series Service Class Sub-Account (M80)	100,686	5,338,562	4,504,701	—	—	4,504,701	10,546	4,494,155
MFS VIT I Growth Series Initial Class Sub-Account (M31)	238,329	12,329,840	11,444,544	—	—	11,444,544	89,054	11,355,490
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	126,337	2,585,987	2,382,713	6,384	—	2,389,097	91	2,389,006
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	80,116	2,483,962	2,537,275	—	—	2,537,275	2,193	2,535,082
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	149,403	2,257,126	1,320,722	—	—	1,320,722	14,735	1,305,987
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	12,157	157,860	136,891	—	—	136,891	307	136,584
MFS VIT I Research Series Initial Class Sub-Account (M33)	99,209	2,795,942	2,752,067	—	—	2,752,067	1,215	2,750,852
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	31,760	1,607,111	1,469,870	—	—	1,469,870	3,055	1,466,815
Wanger International Sub-Account (W39)	209,669	4,921,863	3,665,013	9,350	—	3,674,363	143	3,674,220
Wanger Select Fund Sub-Account (W41)	463,157	5,394,378	2,876,207	—	—	2,876,207	104,252	2,771,955
Wanger Acorn Sub-Account (W42) ¹	776,732	13,803,875	8,505,216	—	—	8,505,216	46,778	8,458,438

[1]	This Sub-Account had a name change in 2022. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.
[2]	This Sub-Account was closed in 2022 due to merger. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
AL1	2,727	$2,350	$45,486	$47,836
A70	133,098	2,054,414	82,960	2,137,374
AG9	10,026	438,186	2,653	440,839
A71	176,728	4,913,237	869,047	5,782,284
AL4	—	—	—	—
AC5	—	—	—	—
AM2	31,663	516,415	23,602	540,017
AC4	9,880	97,593	28,056	125,649
A51	29,691	966,045	18,063	984,108
C25	493,491	9,443,379	1,458,906	10,902,285
C49	209,058	4,353,300	125,116	4,478,416
C75	1,989,693	16,203,627	2,020,043	18,223,670
C36	26,346	298,392	16,132	314,524
C76	163,837	1,832,693	92,996	1,925,689
C37	235,950	2,506,431	346,602	2,853,033
C58	24,379	276,743	11,767	288,510
C59	159,320	4,264,716	402,079	4,666,795
C60	118,224	3,200,502	179,195	3,379,697
C66	215,445	4,970,735	116,643	5,087,378
C68	284,478	6,574,173	1,389,236	7,963,409
C39	15,448	652,637	72,176	724,813
C71	47,402	2,121,061	188,233	2,309,294
C72	5,505	581,613	24,922	606,535
151	139,015	3,725,468	759,968	4,485,436
C73	137,176	3,767,394	421,156	4,188,550
C69	151,262	1,314,056	118,906	1,432,962
C70	480,472	4,045,203	408,746	4,453,949
FD8	9,330	389,078	4,059	393,137
F97	216,577	5,312,377	1,179,169	6,491,546
F28	126,927	3,809,681	111,835	3,921,516
T21	11,686	213,097	12,978	226,075

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
V15	133,203	$2,605,744	$756,981	$3,362,725
A39	140,244	2,441,222	790,256	3,231,478
A21	167,650	3,381,045	272,631	3,653,676
M80	82,649	4,219,785	274,370	4,494,155
M31	198,335	10,360,644	994,846	11,355,490
MB3	114,589	2,325,476	63,530	2,389,006
M10	95,709	2,421,681	113,401	2,535,082
M42	48,380	1,266,812	39,175	1,305,987
M06	7,167	111,892	24,692	136,584
M33	57,112	2,546,982	203,870	2,750,852
R03	90,202	1,442,210	24,605	1,466,815
W39	139,928	3,595,332	78,888	3,674,220
W41	79,990	2,702,468	69,487	2,771,955
W42	204,354	8,285,952	172,486	8,458,438

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	AL1	A70	AG9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,205	$—	$6,249
Expenses:
Mortality and expense risk charges	(965)	(31,041)	(5,605)
Distribution, administration, and other expense charges	(16)	(3,591)	(673)

Net investment income (loss)	1,224	(34,632)	(29)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	256	151,703	20,448
Realized gain distributions	7,183	273,097	71,126

Net realized gains (losses)	7,439	424,800	91,574

Net change in unrealized appreciation (depreciation)	(28,244)	(1,324,450)	(117,737)

Net realized and change in unrealized gains (losses)	(20,805)	(899,650)	(26,163)

Net increase (decrease) in net assets from operations	$(19,581)	$(934,282)	$(26,192)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	A71	AL4	AC5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$67,423	$—	$—
Expenses:
Mortality and expense risk charges	(77,569)	(1,687)	(945)
Distribution, administration, and other expense charges	(8,654)	(167)	(112)

Net investment income (loss)	(18,800)	(1,854)	(1,057)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	106,870	(71,674)	(36,457)
Realized gain distributions	999,012	—	—

Net realized gains (losses)	1,105,882	(71,674)	(36,457)

Net change in unrealized appreciation (depreciation)	(1,495,455)	38,261	17,388

Net realized and change in unrealized gains (losses)	(389,573)	(33,413)	(19,069)

Net increase (decrease) in net assets from operations	$(408,373)	$(35,267)	$(20,126)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	AM2	AC4	A51
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(7,407)	(1,861)	(16,156)
Distribution, administration, and other expense charges	(847)	(161)	(1,873)

Net investment income (loss)	(8,254)	(2,022)	(18,029)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(18,690)	2,999	(45,156)
Realized gain distributions	101,097	19,220	203,122

Net realized gains (losses)	82,407	22,219	157,966

Net change in unrealized appreciation (depreciation)	(295,916)	(79,059)	(882,453)

Net realized and change in unrealized gains (losses)	(213,509)	(56,840)	(724,487)

Net increase (decrease) in net assets from operations	$(221,763)	$(58,862)	$(742,516)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C25	C49	C75
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$218,216
Expenses:
Mortality and expense risk charges	(145,809)	(58,491)	(231,557)
Distribution, administration, and other expense charges	(15,101)	(6,895)	(24,804)

Net investment income (loss)	(160,910)	(65,386)	(38,145)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,407,173	392,593	—
Realized gain distributions	—	—	—

Net realized gains (losses)	1,407,173	392,593	—

Net change in unrealized appreciation (depreciation)	(1,568,350)	(463,455)	—

Net realized and change in unrealized gains (losses)	(161,177)	(70,862)	—

Net increase (decrease) in net assets from operations	$(322,087)	$(136,248)	$(38,145)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C36	C76	C37
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,174	$106,485	$26,125
Expenses:
Mortality and expense risk charges	(4,503)	(25,820)	(38,951)
Distribution, administration, and other expense charges	(514)	(2,937)	(4,110)

Net investment income (loss)	13,157	77,728	(16,936)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(13,413)	(39,004)	(30,452)
Realized gain distributions	12,149	74,936	232,556

Net realized gains (losses)	(1,264)	35,932	202,104

Net change in unrealized appreciation (depreciation)	(59,491)	(383,409)	(776,642)

Net realized and change in unrealized gains (losses)	(60,755)	(347,477)	(574,538)

Net increase (decrease) in net assets from operations	$(47,598)	$(269,749)	$(591,474)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C58	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,218	$—	$—
Expenses:
Mortality and expense risk charges	(4,775)	(71,072)	(49,829)
Distribution, administration, and other expense charges	(549)	(7,800)	(5,824)

Net investment income (loss)	(2,106)	(78,872)	(55,653)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(24,734)	969,997	400,417
Realized gain distributions	31,757	—	—

Net realized gains (losses)	7,023	969,997	400,417

Net change in unrealized appreciation (depreciation)	(85,658)	(3,385,386)	(2,049,357)

Net realized and change in unrealized gains (losses)	(78,635)	(2,415,389)	(1,648,940)

Net increase (decrease) in net assets from operations	$(80,741)	$(2,494,261)	$(1,704,593)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C66	C68	C39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$6,427
Expenses:
Mortality and expense risk charges	(67,833)	(112,932)	(10,496)
Distribution, administration, and other expense charges	(7,991)	(12,923)	(1,050)

Net investment income (loss)	(75,824)	(125,855)	(5,119)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	566,890	1,608,917	(44,685)
Realized gain distributions	—	—	328,403

Net realized gains (losses)	566,890	1,608,917	283,718

Net change in unrealized appreciation (depreciation)	(1,146,785)	(3,584,217)	(370,237)

Net realized and change in unrealized gains (losses)	(579,895)	(1,975,300)	(86,519)

Net increase (decrease) in net assets from operations	$(655,719)	$(2,101,155)	$(91,638)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C71	C72	151
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,082	$—	$145,411
Expenses:
Mortality and expense risk charges	(30,816)	(8,805)	(61,953)
Distribution, administration, and other expense charges	(3,394)	(1,011)	(6,347)

Net investment income (loss)	(22,128)	(9,816)	77,111

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(56,727)	6,287	(180,013)
Realized gain distributions	948,827	275,923	202,554

Net realized gains (losses)	892,100	282,210	22,541

Net change in unrealized appreciation (depreciation)	(1,153,505)	(648,413)	(803,830)

Net realized and change in unrealized gains (losses)	(261,405)	(366,203)	(781,289)

Net increase (decrease) in net assets from operations	$(283,533)	$(376,019)	$(704,178)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	C73	C69	C70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$128,016	$35,349	$90,623
Expenses:
Mortality and expense risk charges	(58,385)	(20,389)	(61,704)
Distribution, administration, and other expense charges	(6,544)	(2,200)	(7,147)

Net investment income (loss)	63,087	12,760	21,772

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(68,659)	(36,235)	(106,395)
Realized gain distributions	196,712	—	—

Net realized gains (losses)	128,053	(36,235)	(106,395)

Net change in unrealized appreciation (depreciation)	(866,697)	(257,209)	(785,619)

Net realized and change in unrealized gains (losses)	(738,644)	(293,444)	(892,014)

Net increase (decrease) in net assets from operations	$(675,557)	$(280,684)	$(870,242)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	FD8	F97	F28
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$450	$116,644	$—
Expenses:
Mortality and expense risk charges	(5,319)	(88,683)	(58,608)
Distribution, administration, and other expense charges	(633)	(9,973)	(6,831)

Net investment income (loss)	(5,502)	17,988	(65,439)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,829	328,813	258,230
Realized gain distributions	57,379	234,568	938,732

Net realized gains (losses)	64,208	563,381	1,196,962

Net change in unrealized appreciation (depreciation)	(172,563)	(1,109,799)	(3,707,204)

Net realized and change in unrealized gains (losses)	(108,355)	(546,418)	(2,510,242)

Net increase (decrease) in net assets from operations	$(113,857)	$(528,430)	$(2,575,681)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	T21 Sub-Account	V15 Sub-Account	A39 Sub-Account
Income:
Dividend income	$6,702	$—	$33,585
Expenses:
Mortality and expense risk charges	(3,143)	(51,507)	(48,554)
Distribution, administration, and other expense charges	(356)	(5,831)	(5,363)

Net investment income (loss)	3,203	(57,338)	(20,332)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(201)	208,218	(202,246)
Realized gain distributions	19,367	1,047,868	570,757

Net realized gains (losses)	19,166	1,256,086	368,511

Net change in unrealized appreciation (depreciation)	(95,263)	(2,919,849)	(1,369,194)

Net realized and change in unrealized gains (losses)	(76,097)	(1,663,763)	(1,000,683)

Net increase (decrease) in net assets from operations	$(72,894)	$(1,721,101)	$(1,021,015)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	A21 Sub-Account	M80 Sub-Account	M31 Sub-Account
Income:
Dividend income	$67,465	$—	$—
Expenses:
Mortality and expense risk charges	(49,498)	(66,548)	(171,101)
Distribution, administration, and other expense charges	(5,710)	(7,607)	(19,051)

Net investment income (loss)	12,257	(74,155)	(190,152)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,399	273,687	1,168,870
Realized gain distributions	430,342	643,072	1,581,809

Net realized gains (losses)	439,741	916,759	2,750,679

Net change in unrealized appreciation (depreciation)	(1,402,304)	(3,173,675)	(8,605,143)

Net realized and change in unrealized gains (losses)	(962,563)	(2,256,916)	(5,854,464)

Net increase (decrease) in net assets from operations	$(950,306)	$(2,331,071)	$(6,044,616)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M10 Sub-Account	MB3 Sub-Account	M42 Sub-Account
Income:
Dividend income	$10,523	$—	$—
Expenses:
Mortality and expense risk charges	(34,111)	(32,276)	(18,329)
Distribution, administration, and other expense charges	(3,921)	(3,802)	(2,114)

Net investment income (loss)	(27,509)	(36,078)	(20,443)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	104,303	65,956	(53,266)
Realized gain distributions	357,220	356,690	533,660

Net realized gains (losses)	461,523	422,646	480,394

Net change in unrealized appreciation (depreciation)	(1,004,166)	(1,019,553)	(1,067,203)

Net realized and change in unrealized gains (losses)	(542,643)	(596,907)	(586,809)

Net increase (decrease) in net assets from operations	$(570,152)	$(632,985)	$(607,252)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M06 Sub-Account	M33 Sub-Account	R03 Sub-Account
Income:
Dividend income	$4,117	$15,388	$—
Expenses:
Mortality and expense risk charges	(1,899)	(38,340)	(21,687)
Distribution, administration, and other expense charges	(224)	(4,317)	(2,536)

Net investment income (loss)	1,994	(27,269)	(24,223)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,308	140,730	50,987
Realized gain distributions	1,735	401,629	60,241

Net realized gains (losses)	4,043	542,359	111,228

Net change in unrealized appreciation (depreciation)	(32,474)	(1,208,171)	(883,954)

Net realized and change in unrealized gains (losses)	(28,431)	(665,812)	(772,726)

Net increase (decrease) in net assets from operations	$(26,437)	$(693,081)	$(796,949)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	W39 Sub-Account	W41 Sub-Account	W42 Sub-Account
Income:
Dividend income	$37,049	$—	$—
Expenses:
Mortality and expense risk charges	(50,930)	(40,464)	(120,439)
Distribution, administration, and other expense charges	(6,033)	(4,759)	(14,298)

Net investment income (loss)	(19,914)	(45,223)	(134,737)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(182,260)	(377,716)	(831,483)
Realized gain distributions	732,773	1,595,131	3,387,561

Net realized gains (losses)	550,513	1,217,415	2,556,078

Net change in unrealized appreciation (depreciation)	(2,542,827)	(2,816,115)	(7,066,591)

Net realized and change in unrealized gains (losses)	(1,992,314)	(1,598,700)	(4,510,513)

Net increase (decrease) in net assets from operations	$(2,012,228)	$(1,643,923)	$(4,645,250)

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	AL1 Sub-Account		A70 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$1,224	$(1,095)	$(34,632)	$(45,600)
Net realized gains (losses)	7,439	3,128	424,800	717,717
Net change in unrealized appreciation (depreciation)	(28,244)	10,110	(1,324,450)	(53,336)

Increase (decrease) from operations	(19,581)	12,143	(934,282)	618,781

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	4,019	27,013
Transfers between Sub-Accounts (including the Fixed Account), net	462	(910)	34,296	(204,277)
Withdrawals, surrenders, annuitizations and contract charges	(14,613)	(10)	(372,734)	(276,956)

Increase (decrease) from contract owner transactions	(14,151)	(920)	(334,419)	(454,220)

Annuitization Activity:
Annuitizations	—	—	8,637	1,011
Annuity payments and contract charges	(28,487)	(4,344)	(15,273)	(23,369)
Transfers between Sub-Accounts, net	—	—	(848)	(5,429)
Adjustments to annuity reserves	19,800	(11,167)	(2,119)	(3,770)

Net annuitization activity	(8,687)	(15,511)	(9,603)	(31,557)

Total increase (decrease) in net assets	(42,419)	(4,288)	(1,278,304)	133,004
Net assets at beginning of year	90,255	94,543	3,415,678	3,282,674

Net assets at end of year	$47,836	$90,255	$2,137,374	$3,415,678

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	AG9 Sub-Account		A71 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(29)	$(2,732)	$(18,800)	$(50,976)
Net realized gains (losses)	91,574	24,049	1,105,882	222,222
Net change in unrealized appreciation (depreciation)	(117,737)	89,815	(1,495,455)	1,367,261

Increase (decrease) from operations	(26,192)	111,132	(408,373)	1,538,507

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	20,605	22,119	53,380
Transfers between Sub-Accounts (including the Fixed Account), net	(628)	(2,366)	(268,030)	(51,331)
Withdrawals, surrenders, annuitizations and contract charges	(41,900)	(50,217)	(563,401)	(456,480)

Increase (decrease) from contract owner transactions	(42,528)	(31,978)	(809,312)	(454,431)

Annuitization Activity:
Annuitizations	—	—	8,402	—
Annuity payments and contract charges	—	(193)	(79,724)	(92,376)
Transfers between Sub-Accounts, net	(732)	(626)	(21,930)	(21,798)
Adjustments to annuity reserves	(317)	8	(17,818)	(143,434)

Net annuitization activity	(1,049)	(811)	(111,070)	(257,608)

Total increase (decrease) in net assets	(69,769)	78,343	(1,328,755)	826,468
Net assets at beginning of year	510,608	432,265	7,111,039	6,284,571

Net assets at end of year	$440,839	$510,608	$5,782,284	$7,111,039

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	AL4 Sub-Account[3]		AC5 Sub-Account[3]
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(1,854)	$(965)	$(1,057)	$298
Net realized gains (losses)	(71,674)	18,161	(36,457)	12,472
Net change in unrealized appreciation (depreciation)	38,261	(53,063)	17,388	(24,784)

Increase (decrease) from operations	(35,267)	(35,867)	(20,126)	(12,014)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,004	3,214	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(777,503)	(419,425)	(440,504)	113,153
Withdrawals, surrenders, annuitizations and contract charges	(28,289)	(114,597)	(405)	(48,036)

Increase (decrease) from contract owner transactions	(799,788)	(530,808)	(440,909)	65,117

Annuitization Activity:
Annuitizations	1,545	6,241	—	—
Annuity payments and contract charges	(3,891)	(59,333)	(36)	(8,840)
Transfers between Sub-Accounts, net	(1,767)	(6,668)	—	(666)
Adjustments to annuity reserves	2	961	65	12

Net annuitization activity	(4,111)	(58,799)	29	(9,494)

Total increase (decrease) in net assets	(839,166)	(625,474)	(461,006)	43,609
Net assets at beginning of year	839,166	1,464,640	461,006	417,397

Net assets at end of year	$—	$839,166	$—	$461,006

[3]	The current year activities for this Sub-Account are for the period from January 1, 2022 to March 3, 2022. Refer to Note 1 for details on closed Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	AM2 Sub-Account		AC4 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(8,254)	$(11,786)	$(2,022)	$(2,503)
Net realized gains (losses)	82,407	160,975	22,219	19,057
Net change in unrealized appreciation (depreciation)	(295,916)	(89,895)	(79,059)	28,104

Increase (decrease) from operations	(221,763)	59,294	(58,862)	44,658

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	740	600	619	—
Transfers between Sub-Accounts (including the Fixed Account), net	37,348	131,339	1,598	219
Withdrawals, surrenders, annuitizations and contract charges	(49,245)	(158,708)	(1,804)	(19)

Increase (decrease) from contract owner transactions	(11,157)	(26,769)	413	200

Annuitization Activity:
Annuitizations	16,087	—	—	—
Annuity payments and contract charges	(546)	(10,729)	(2,174)	(18,402)
Transfers between Sub-Accounts, net	(5,485)	(5,810)	(2,435)	(2,245.00)
Adjustments to annuity reserves	(14,069)	2,200	2,277	(3,172)

Net annuitization activity	(4,013)	(14,339)	(2,332)	(23,819)

Total increase (decrease) in net assets	(236,933)	18,186	(60,781)	21,039
Net assets at beginning of year	776,950	758,764	186,430	165,391

Net assets at end of year	$540,017	$776,950	$125,649	$186,430

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A51 Sub-Account		C25 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(18,029)	$(30,990)	$(160,910)	$(168,098)
Net realized gains (losses)	157,966	914,954	1,407,173	840,398
Net change in unrealized appreciation (depreciation)	(882,453)	(1,027,933)	(1,568,350)	1,939,247

Increase (decrease) from operations	(742,516)	(143,969)	(322,087)	2,611,547

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,374	—	51,677	126,427
Transfers between Sub-Accounts (including the Fixed Account), net	41,907	(142,526)	(253,286)	714,643
Withdrawals, surrenders, annuitizations and contract charges	(250,084)	(195,392)	(1,577,899)	(824,016)

Increase (decrease) from contract owner transactions	(200,803)	(337,918)	(1,779,508)	17,054

Annuitization Activity:
Annuitizations	—	7,854	32,547	38,826
Annuity payments and contract charges	(3,176)	(14,163)	(236,287)	(261,784)
Transfers between Sub-Accounts, net	(1,893)	(3,735)	(28,101)	(30,641)
Adjustments to annuity reserves	637	(23,451)	(6,718)	(9,151)

Net annuitization activity	(4,432)	(33,495)	(238,559)	(262,750)

Total increase (decrease) in net assets	(947,751)	(515,382)	(2,340,154)	2,365,851
Net assets at beginning of year	1,931,859	2,447,241	13,242,439	10,876,588

Net assets at end of year	$984,108	$1,931,859	$10,902,285	$13,242,439

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C49 Sub-Account		C75 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(65,386)	$(69,762)	$(38,145)	$(266,246)
Net realized gains (losses)	392,593	445,998	—	—
Net change in unrealized appreciation (depreciation)	(463,455)	707,348	—	—

Increase (decrease) from operations	(136,248)	1,083,584	(38,145)	(266,246)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,069	26,582	135,943	405,704
Transfers between Sub-Accounts (including the Fixed Account), net	(214,446)	45,304	3,104,433	2,082,990
Withdrawals, surrenders, annuitizations and contract charges	(300,595)	(477,839)	(3,532,723)	(4,066,078)

Increase (decrease) from contract owner transactions	(507,972)	(405,953)	(292,347)	(1,577,384)

Annuitization Activity:
Annuitizations	15,904	—	105,803	444,434
Annuity payments and contract charges	(16,113)	(15,063)	(305,942)	(283,356)
Transfers between Sub-Accounts, net	(50,381)	(50,371)	(144,323)	(148,492)
Adjustments to annuity reserves	29,809	796	(34,662)	(33,999)

Net annuitization activity	(20,781)	(64,638)	(379,124)	(21,413)

Total increase (decrease) in net assets	(665,001)	612,993	(709,616)	(1,865,043)
Net assets at beginning of year	5,143,417	4,530,424	18,933,286	20,798,329

Net assets at end of year	$4,478,416	$5,143,417	$18,223,670	$18,933,286

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C36 Sub-Account		C76 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$13,157	$38,848	$77,728	$194,085
Net realized gains (losses)	(1,264)	(22,804)	35,932	3,636
Net change in unrealized appreciation (depreciation)	(59,491)	(361)	(383,409)	(128,754)

Increase (decrease) from operations	(47,598)	15,683	(269,749)	68,967

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	974	259,437
Transfers between Sub-Accounts (including the Fixed Account), net	(1,887)	2,632	(9,606)	135,655
Withdrawals, surrenders, annuitizations and contract charges	(115,230)	(129,683)	(92,724)	(704,818)

Increase (decrease) from contract owner transactions	(117,117)	(127,051)	(101,356)	(309,726)

Annuitization Activity:
Annuitizations	—	—	20,790	5,515.00
Annuity payments and contract charges	(1,132)	(42,299)	(21,107)	(20,302)
Transfers between Sub-Accounts, net	(583)	(679)	(6,313)	(9,889)
Adjustments to annuity reserves	(5,876)	6,144	(10,061)	(518)

Net annuitization activity	(7,591)	(36,834)	(16,691)	(25,194)

Total increase (decrease) in net assets	(172,306)	(148,202)	(387,796)	(265,953)
Net assets at beginning of year	486,830	635,032	2,313,485	2,579,438

Net assets at end of year	$314,524	$486,830	$1,925,689	$2,313,485

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C37 Sub-Account		C58 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(16,936)	$(4,088)	$(2,106)	$(1,547)
Net realized gains (losses)	202,104	141,836	7,023	17,386
Net change in unrealized appreciation (depreciation)	(776,642)	186,367	(85,658)	24,544

Increase (decrease) from operations	(591,474)	324,115	(80,741)	40,383

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	27,960	54,371	—	310
Transfers between Sub-Accounts (including the Fixed Account), net	(13,296)	(628)	(7,579)	3,870
Withdrawals, surrenders, annuitizations and contract charges	(403,301)	(330,572)	(123,296)	(7,999)

Increase (decrease) from contract owner transactions	(388,637)	(276,829)	(130,875)	(3,819)

Annuitization Activity:
Annuitizations	11,411	19,632	—	—
Annuity payments and contract charges	(52,269)	(59,770)	(6,221)	(27,716)
Transfers between Sub-Accounts, net	(6,127)	(9,266)	(667)	(2,641)
Adjustments to annuity reserves	532	(3,031)	(1,318)	(8,793)

Net annuitization activity	(46,453)	(52,435)	(8,206)	(39,150)

Total increase (decrease) in net assets	(1,026,564)	(5,149)	(219,822)	(2,586)
Net assets at beginning of year	3,879,597	3,884,746	508,332	510,918

Net assets at end of year	$2,853,033	$3,879,597	$288,510	$508,332

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C59 Sub-Account		C60 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(78,872)	$(103,118)	$(55,653)	$(71,171)
Net realized gains (losses)	969,997	641,193	400,417	530,958
Net change in unrealized appreciation (depreciation)	(3,385,386)	1,232,034	(2,049,357)	736,825

Increase (decrease) from operations	(2,494,261)	1,770,109	(1,704,593)	1,196,612

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	14,346	471,557	20,995	53,235
Transfers between Sub-Accounts (including the Fixed Account), net	(378,167)	(124,063)	58,885	23,658
Withdrawals, surrenders, annuitizations and contract charges	(335,625)	(980,892)	(427,034)	(430,040)

Increase (decrease) from contract owner transactions	(699,446)	(633,398)	(347,154)	(353,147)

Annuitization Activity:
Annuitizations	1,369	40,803	—	—
Annuity payments and contract charges	(62,697)	(112,777)	(22,825)	(31,263)
Transfers between Sub-Accounts, net	(12,176)	(13,581)	(6,666)	(12,851)
Adjustments to annuity reserves	6,122	(33,326)	(2,957)	2,767

Net annuitization activity	(67,382)	(118,881)	(32,448)	(41,347)

Total increase (decrease) in net assets	(3,261,089)	1,017,830	(2,084,195)	802,118
Net assets at beginning of year	7,927,884	6,910,054	5,463,892	4,661,774

Net assets at end of year	$4,666,795	$7,927,884	$3,379,697	$5,463,892

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C66 Sub-Account		C68 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(75,824)	$(87,083)	$(125,855)	$(145,983)
Net realized gains (losses)	566,890	874,331	1,608,917	1,230,603
Net change in unrealized appreciation (depreciation)	(1,146,785)	897,828	(3,584,217)	1,365,721

Increase (decrease) from operations	(655,719)	1,685,076	(2,101,155)	2,450,341

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	44,466	30,890	74,940	102,111
Transfers between Sub-Accounts (including the Fixed Account), net	(198,624)	(5,168)	42,490	(295,974)
Withdrawals, surrenders, annuitizations and contract charges	(505,201)	(675,512)	(2,013,392)	(1,067,635)

Increase (decrease) from contract owner transactions	(659,359)	(649,790)	(1,895,962)	(1,261,498)

Annuitization Activity:
Annuitizations	6,173	—	1,077,688	9,994.00
Annuity payments and contract charges	(17,411)	(19,599)	(47,640)	(31,235)
Transfers between Sub-Accounts, net	(3,794)	(4,060)	(15,527)	(35,326)
Adjustments to annuity reserves	1,491	2,172	(9,405)	(155,526)

Net annuitization activity	(13,541)	(21,487)	1,005,116	(212,093)

Total increase (decrease) in net assets	(1,328,619)	1,013,799	(2,992,001)	976,750
Net assets at beginning of year	6,415,997	5,402,198	10,955,410	9,978,660

Net assets at end of year	$5,087,378	$6,415,997	$7,963,409	$10,955,410

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C39 Sub-Account		C71 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(5,119)	$(6,897)	$(22,128)	$(26,170)
Net realized gains (losses)	283,718	3,755	892,100	34,346
Net change in unrealized appreciation (depreciation)	(370,237)	237,476	(1,153,505)	712,192

Increase (decrease) from operations	(91,638)	234,334	(283,533)	720,368

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	100	800
Transfers between Sub-Accounts (including the Fixed Account), net	2,243	(34,326)	(52,660)	(243,293)
Withdrawals, surrenders, annuitizations and contract charges	(59,065)	(95,807)	(177,706)	(331,622)

Increase (decrease) from contract owner transactions	(56,822)	(130,133)	(230,266)	(574,115)

Annuitization Activity:
Annuitizations	—	6,678.00	3,855	—
Annuity payments and contract charges	(3,624)	(54,844)	(16,718)	(20,840)
Transfers between Sub-Accounts, net	—	—	(4,558)	(5,126)
Adjustments to annuity reserves	(8,715)	(27,009)	(1,343)	(3,211)

Net annuitization activity	(12,339)	(75,175)	(18,764)	(29,177)

Total increase (decrease) in net assets	(160,799)	29,026	(532,563)	117,076
Net assets at beginning of year	885,612	856,586	2,841,857	2,724,781

Net assets at end of year	$724,813	$885,612	$2,309,294	$2,841,857

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C72 Sub-Account		151 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(9,816)	$(18,529)	$77,111	$234,922
Net realized gains (losses)	282,210	403,139	22,541	(46,053)
Net change in unrealized appreciation (depreciation)	(648,413)	(415,821)	(803,830)	(148,706)

Increase (decrease) from operations	(376,019)	(31,211)	(704,178)	40,163

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	175	—	33,543	8,628
Transfers between Sub-Accounts (including the Fixed Account), net	(55,920)	(298,710)	(13,066)	429,205
Withdrawals, surrenders, annuitizations and contract charges	(33,420)	(111,422)	(560,019)	(429,842)

Increase (decrease) from contract owner transactions	(89,165)	(410,132)	(539,542)	7,991

Annuitization Activity:
Annuitizations	—	—	23,231	16,965
Annuity payments and contract charges	(6,690)	(22,229)	(105,801)	(137,292)
Transfers between Sub-Accounts, net	—	—	(18,716)	(23,775)
Adjustments to annuity reserves	548	(4,507)	(21,043)	12,514

Net annuitization activity	(6,142)	(26,736)	(122,329)	(131,588)

Total increase (decrease) in net assets	(471,326)	(468,079)	(1,366,049)	(83,434)
Net assets at beginning of year	1,077,861	1,545,940	5,851,485	5,934,919

Net assets at end of year	$606,535	$1,077,861	$4,485,436	$5,851,485

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C73 Sub-Account		C69 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$63,087	$225,768	$12,760	$13,664
Net realized gains (losses)	128,053	17,291	(36,235)	44,181
Net change in unrealized appreciation (depreciation)	(866,697)	(225,734)	(257,209)	(102,849)

Increase (decrease) from operations	(675,557)	17,325	(280,684)	(45,004)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	70,422	264,731	28,587	6,433
Transfers between Sub-Accounts (including the Fixed Account), net	(153,138)	102,327	8,550	43,983
Withdrawals, surrenders, annuitizations and contract charges	(471,661)	(1,009,109)	(186,862)	(208,432)

Increase (decrease) from contract owner transactions	(554,377)	(642,051)	(149,725)	(158,016)

Annuitization Activity:
Annuitizations	80,633	—	6,826	10,620
Annuity payments and contract charges	(45,249)	(36,109)	(60,474)	(50,399)
Transfers between Sub-Accounts, net	(52,069)	(61,718)	(4,540)	(5,088)
Adjustments to annuity reserves	(6,129)	606	803	(5,211)

Net annuitization activity	(22,814)	(97,221)	(57,385)	(50,078)

Total increase (decrease) in net assets	(1,252,748)	(721,947)	(487,794)	(253,098)
Net assets at beginning of year	5,441,298	6,163,245	1,920,756	2,173,854

Net assets at end of year	$4,188,550	$5,441,298	$1,432,962	$1,920,756

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C70 Sub-Account		FD8 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$21,772	$25,957	$(5,502)	$(6,314)
Net realized gains (losses)	(106,395)	124,790	64,208	55,700
Net change in unrealized appreciation (depreciation)	(785,619)	(305,997)	(172,563)	51,130

Increase (decrease) from operations	(870,242)	(155,250)	(113,857)	100,516

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	81,939	120,551	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(4,551)	395,741	2,970	(11,937)
Withdrawals, surrenders, annuitizations and contract charges	(682,838)	(725,640)	(23,713)	(10,057)

Increase (decrease) from contract owner transactions	(605,450)	(209,348)	(20,743)	(21,994)

Annuitization Activity:
Annuitizations	1,100	—	—	—
Annuity payments and contract charges	(25,955)	(28,167)	(431)	(336)
Transfers between Sub-Accounts, net	(61,179)	(70,361)	—	—
Adjustments to annuity reserves	9,604	(1,865)	(45)	99

Net annuitization activity	(76,430)	(100,393)	(476)	(237)

Total increase (decrease) in net assets	(1,552,122)	(464,991)	(135,076)	78,285
Net assets at beginning of year	6,006,071	6,471,062	528,213	449,928

Net assets at end of year	$4,453,949	$6,006,071	$393,137	$528,213

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	F97 Sub-Account		F28 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$17,988	$19,959	$(65,439)	$(96,686)
Net realized gains (losses)	563,381	1,091,855	1,196,962	1,348,985
Net change in unrealized appreciation (depreciation)	(1,109,799)	622,838	(3,707,204)	(572,942)

Increase (decrease) from operations	(528,430)	1,734,652	(2,575,681)	679,357

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	48,865	85,958	22,402	72,763
Transfers between Sub-Accounts (including the Fixed Account), net	(435,607)	(408,376)	141,324	(22,393)
Withdrawals, surrenders, annuitizations and contract charges	(1,702,636)	(705,258)	(376,723)	(652,796)

Increase (decrease) from contract owner transactions	(2,089,378)	(1,027,676)	(212,997)	(602,426)

Annuitization Activity:
Annuitizations	782,504	—	550	—
Annuity payments and contract charges	(143,208)	(121,718)	(26,023)	(32,818)
Transfers between Sub-Accounts, net	(65,719)	(72,453)	(10,952)	(25,133)
Adjustments to annuity reserves	(1,276)	(108,586)	12,273	(3,966)

Net annuitization activity	572,301	(302,757)	(24,152)	(61,917)

Total increase (decrease) in net assets	(2,045,507)	404,219	(2,812,830)	15,014
Net assets at beginning of year	8,537,053	8,132,834	6,734,346	6,719,332

Net assets at end of year	$6,491,546	$8,537,053	$3,921,516	$6,734,346

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T21 Sub-Account		V15 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$3,203	$(1,846)	$(57,338)	$(79,712)
Net realized gains (losses)	19,166	33,741	1,256,086	1,102,704
Net change in unrealized appreciation (depreciation)	(95,263)	(56,391)	(2,919,849)	(450,017)

Increase (decrease) from operations	(72,894)	(24,496)	(1,721,101)	572,975

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	6,042	19,791	43,559
Transfers between Sub-Accounts (including the Fixed Account), net	2,761	14,165	48,628	43,940
Withdrawals, surrenders, annuitizations and contract charges	(19,124)	(28,580)	(1,251,428)	(452,980)

Increase (decrease) from contract owner transactions	(16,363)	(8,373)	(1,183,009)	(365,481)

Annuitization Activity:
Annuitizations	—	—	728,965	—
Annuity payments and contract charges	(402)	(1,488)	(35,975)	(38,131)
Transfers between Sub-Accounts, net	—	—	(1,383)	(5,309)
Adjustments to annuity reserves	71	(3,989)	(21,528)	2,920

Net annuitization activity	(331)	(5,477)	670,079	(40,520)

Total increase (decrease) in net assets	(89,588)	(38,346)	(2,234,031)	166,974
Net assets at beginning of year	315,663	354,009	5,596,756	5,429,782

Net assets at end of year	$226,075	$315,663	$3,362,725	$5,596,756

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A39 Sub-Account		A21 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(20,332)	$(33,716)	$12,257	$(6,981)
Net realized gains (losses)	368,511	179,306	439,741	703,506
Net change in unrealized appreciation (depreciation)	(1,369,194)	912,136	(1,402,304)	(458,439)

Increase (decrease) from operations	(1,021,015)	1,057,726	(950,306)	238,086

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	24,402	35,529	40,954	78,993
Transfers between Sub-Accounts (including the Fixed Account), net	10,478	(41,490)	(14,985)	351,439
Withdrawals, surrenders, annuitizations and contract charges	(1,288,235)	(339,384)	(463,861)	(600,296)

Increase (decrease) from contract owner transactions	(1,253,355)	(345,345)	(437,892)	(169,864)

Annuitization Activity:
Annuitizations	676,429	4,364	1,100	7,970
Annuity payments and contract charges	(50,208)	(61,927)	(26,003)	(27,689)
Transfers between Sub-Accounts, net	(1,991)	(2,587)	(16,239)	(24,643)
Adjustments to annuity reserves	(16,077)	(94,896)	1,756	(219)

Net annuitization activity	608,153	(155,046)	(39,386)	(44,581)

Total increase (decrease) in net assets	(1,666,217)	557,335	(1,427,584)	23,641
Net assets at beginning of year	4,897,695	4,340,360	5,081,260	5,057,619

Net assets at end of year	$3,231,478	$4,897,695	$3,653,676	$5,081,260

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M80 Sub-Account		M31 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(74,155)	$(99,259)	$(190,152)	$(253,390)
Net realized gains (losses)	916,759	1,673,452	2,750,679	4,124,079
Net change in unrealized appreciation (depreciation)	(3,173,675)	(178,992)	(8,605,143)	(202,671)

Increase (decrease) from operations	(2,331,071)	1,395,201	(6,044,616)	3,668,018

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,475	59,668	62,365	183,339
Transfers between Sub-Accounts (including the Fixed Account), net	63,625	(185,775)	57,179	(506,095)
Withdrawals, surrenders, annuitizations and contract charges	(590,503)	(701,014)	(1,869,381)	(1,369,357)

Increase (decrease) from contract owner transactions	(524,403)	(827,121)	(1,749,837)	(1,692,113)

Annuitization Activity:
Annuitizations	13,201	5,183	79,205	6,480
Annuity payments and contract charges	(34,331)	(69,766)	(155,426)	(249,002)
Transfers between Sub-Accounts, net	(13,596)	(22,146)	(26,524)	(38,502)
Adjustments to annuity reserves	7,076	(3,133)	(75,520)	80,920

Net annuitization activity	(27,650)	(89,862)	(178,265)	(200,104)

Total increase (decrease) in net assets	(2,883,124)	478,218	(7,972,718)	1,775,801
Net assets at beginning of year	7,377,279	6,899,061	19,328,208	17,552,407

Net assets at end of year	$4,494,155	$7,377,279	$11,355,490	$19,328,208

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M10 Sub-Account		MB3 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(27,509)	$(32,388)	$(36,078)	$(40,778)
Net realized gains (losses)	461,523	452,609	422,646	630,459
Net change in unrealized appreciation (depreciation)	(1,004,166)	303,187	(1,019,553)	50,736

Increase (decrease) from operations	(570,152)	723,408	(632,985)	640,417

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	44,743	48,032	2,193	25,304
Transfers between Sub-Accounts (including the Fixed Account), net	81,179	(390,510)	138,089	(150,284)
Withdrawals, surrenders, annuitizations and contract charges	(222,000)	(471,944)	(162,712)	(362,194)

Increase (decrease) from contract owner transactions	(96,078)	(814,422)	(22,430)	(487,174)

Annuitization Activity:
Annuitizations	—	—	6,089	—
Annuity payments and contract charges	(20,299)	(23,801)	(10,828)	(12,327)
Transfers between Sub-Accounts, net	(5,675)	(7,037)	—	—
Adjustments to annuity reserves	1,115	72	(14,645)	2,706

Net annuitization activity	(24,859)	(30,766)	(19,384)	(9,621)

Total increase (decrease) in net assets	(691,089)	(121,780)	(674,799)	143,622
Net assets at beginning of year	3,226,171	3,347,951	3,063,805	2,920,183

Net assets at end of year	$2,535,082	$3,226,171	$2,389,006	$3,063,805

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M42 Sub-Account		M06 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(20,443)	$(31,340)	$1,994	$2,314
Net realized gains (losses)	480,394	547,386	4,043	25,657
Net change in unrealized appreciation (depreciation)	(1,067,203)	(478,430)	(32,474)	(33,850)

Increase (decrease) from operations	(607,252)	37,616	(26,437)	(5,879)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	14,838	106	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	75,073	(318,734)	1,764	3,987
Withdrawals, surrenders, annuitizations and contract charges	(129,969)	(317,880)	(24,047)	(115,572)

Increase (decrease) from contract owner transactions	(40,058)	(636,508)	(22,283)	(111,585)

Annuitization Activity:
Annuitizations	5,607	—	—	2,693
Annuity payments and contract charges	(1,199)	(1,358)	(3,124)	(2,130)
Transfers between Sub-Accounts, net	(6,166)	(9,222)	(671)	(740)
Adjustments to annuity reserves	(1,109)	(3,481)	(29)	(410)

Net annuitization activity	(2,867)	(14,061)	(3,824)	(587)

Total increase (decrease) in net assets	(650,177)	(612,953)	(52,544)	(118,051)
Net assets at beginning of year	1,956,164	2,569,117	189,128	307,179

Net assets at end of year	$1,305,987	$1,956,164	$136,584	$189,128

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M33 Sub-Account		R03 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(27,269)	$(29,502)	$(24,223)	$(34,833)
Net realized gains (losses)	542,359	499,884	111,228	729,330
Net change in unrealized appreciation (depreciation)	(1,208,171)	305,242	(883,954)	(141,080)

Increase (decrease) from operations	(693,081)	775,624	(796,949)	553,417

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	18,445	1,544	—	53
Transfers between Sub-Accounts (including the Fixed Account), net	324	(209,261)	26,120	(258,057)
Withdrawals, surrenders, annuitizations and contract charges	(372,916)	(182,815)	(47,147)	(623,048)

Increase (decrease) from contract owner transactions	(354,147)	(390,532)	(21,027)	(881,052)

Annuitization Activity:
Annuitizations	—	5,752	—	—
Annuity payments and contract charges	(25,175)	(28,518)	(33,402)	(38,478)
Transfers between Sub-Accounts, net	(19,025)	(22,681)	—	—
Adjustments to annuity reserves	(1,037)	628	(228)	(2,695)

Net annuitization activity	(45,237)	(44,819)	(33,630)	(41,173)

Total increase (decrease) in net assets	(1,092,465)	340,273	(851,606)	(368,808)
Net assets at beginning of year	3,843,317	3,503,044	2,318,421	2,687,229

Net assets at end of year	$2,750,852	$3,843,317	$1,466,815	$2,318,421

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	W39 Sub-Account		W41 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(19,914)	$(49,286)	$(45,223)	$(68,344)
Net realized gains (losses)	550,513	291,445	1,217,415	639,498
Net change in unrealized appreciation (depreciation)	(2,542,827)	689,473	(2,816,115)	(348,420)

Increase (decrease) from operations	(2,012,228)	931,632	(1,643,923)	222,734

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	42,185	27,953	1,296	23,355
Transfers between Sub-Accounts (including the Fixed Account), net	92,880	46,686	107,043	(6,203)
Withdrawals, surrenders, annuitizations and contract charges	(331,857)	(617,782)	(264,104)	(536,373)

Increase (decrease) from contract owner transactions	(196,792)	(543,143)	(155,765)	(519,221)

Annuitization Activity:
Annuitizations	550	—	—	—
Annuity payments and contract charges	(6,821)	(11,798)	(6,262)	(9,273)
Transfers between Sub-Accounts, net	(7,190)	(10,380)	(3,274)	(4,643)
Adjustments to annuity reserves	(4,127)	6,432	57,737	(43,800)

Net annuitization activity	(17,588)	(15,746)	48,201	(57,716)

Total increase (decrease) in net assets	(2,226,608)	372,743	(1,751,487)	(354,203)
Net assets at beginning of year	5,900,828	5,528,085	4,523,442	4,877,645

Net assets at end of year	$3,674,220	$5,900,828	$2,771,955	$4,523,442

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	W42 Sub-Account
	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$(134,737)	$(93,169)
Net realized gains (losses)	2,556,078	597,696
Net change in unrealized appreciation (depreciation)	(7,066,591)	533,140

Increase (decrease) from operations	(4,645,250)	1,037,667

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	65,128	185,259
Transfers between Sub-Accounts (including the Fixed Account), net	182,486	210,297
Withdrawals, surrenders, annuitizations and contract charges	(755,427)	(1,531,294)

Increase (decrease) from contract owner transactions	(507,813)	(1,135,738)

Annuitization Activity:
Annuitizations	550	—
Annuity payments and contract charges	(39,476)	(60,771)
Transfers between Sub-Accounts, net	(11,246)	(18,061)
Adjustments to annuity reserves	31,835	(18,917)

Net annuitization activity	(18,337)	(97,749)

Total increase (decrease) in net assets	(5,171,400)	(195,820)
Net assets at beginning of year	13,629,838	13,825,658

Net assets at end of year	$8,458,438	$13,629,838

The accompanying notes are an integral part of these financial statements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2022

1. BUSINESS AND ORGANIZATION

Keyport Variable Account A (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”), and was established as a funding vehicle for the variable portion of Keyport Advisor contracts, Keyport Advisor Vista contracts, Keyport Vista contracts, Keyport Charter contracts, Keyport Advisor Charter contracts, Keyport Optima contracts, Keyport Advisor Optima contracts, Keyport Latitude contracts, and certain other group and individual variable annuity contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
A21	Invesco V.I. International Growth Fund I	April 29, 2022
AM2	AB VPS International Growth Portfolio (Class B)	May 1, 2022
AL1	AB VPS Balanced Wealth Strategy Portfolio (Class B)	May 1, 2022
A70	AB VPS Global Thematic Growth Portfolio (Class B)	May 1, 2022
W42	Wanger USA	May 1, 2022

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
AL4	C75	March 3, 2022
AC5	C75	March 3, 2022

A summary of commencement dates related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
AC4	April 26, 2019

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2022. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge. If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.

The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation for the reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2022, noting that there are no subsequent events requiring accounting adjustments or disclosure.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2022, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2022. There were no transfers between levels during the year ended December 31, 2022.

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor are not subject to a contract maintenance charge, sales charge or the contingent deferred sales charges and have a mortality and expense risk charge of 0.35% per year.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected on the Statements of Operations. The deductions are transferred periodically to the Sponsor. As of December 31, 2022, the deduction is at an effective annual rate of the average daily net asset value as follows:

Contracts	Mortality and Expense Risk
Keyport Advisor	1.25%
Keyport Advisor Charter	1.25%
Keyport Advisor Optima	1.25%
Keyport Charter	1.25%
Keyport Optima	1.25%
Keyport Latitude	1.25%
Keyport Advisor Vista	1.25%
Keyport Vista	1.25%

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution charge

A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of average net assets for Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude. Keyport Advisor Vista and Keyport Vista have no distribution charges. These charges, where applicable, are reflected on the Statements of Operations as a component of “Distribution expense charges”.

Administration charges

For Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima, and Keyport Latitude the administration charge (“Account Fee”) is $36. For Keyport Advisor Vista and Keyport Vista, the Account Fee is at an effective annual rate of 0.15% of contract value. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional benefit rider charges

Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima only. There is a yearly charge of 0.35% of the benefit base for a guaranteed income benefit rider, 0.05% of the benefit base for an enhanced death benefit (if purchased with income rider) and 0.10% of the benefit base for an enhanced death benefit (if purchased without the income rider). The charge is deducted from the value of the Variable Account and Fixed Account held by the contract holder and is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, Keyport Advisor, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Optima and Keyport Latitude have a surrender charge (contingent deferred sales charge) based on a graded table of charges which is deducted upon contract termination from the amount surrendered if the contract holder requests a full withdrawal prior to reaching the pay-out phase. Keyport Advisor Vista and Keyport Vista have no surrender charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the certificate value upon full surrender (including surrender for the death benefit) or annuitization. The certificate value is the sum of the variable account value and the fixed account value under the policyholder’s certificates.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Determined at issue, annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table, Annuity 2000 Table or 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:

	Purchases	Sales
AL1	$37,368	$71,599
A70	349,541	450,324
AG9	78,127	50,315
A71	1,162,104	1,072,924
AL4	14,756	820,558
AC5	-	442,002
AM2	176,090	89,006
AC4	22,450	20,754
A51	256,428	277,504
C25	221,397	2,396,169
C49	74,187	674,218
C75	4,724,065	5,385,198
C36	38,616	125,828
C76	306,592	268,783
C37	389,735	610,038
C58	80,810	184,485
C59	787,020	1,640,603
C60	110,715	546,897
C66	128,772	875,577
C68	1,324,683	2,332,184
C39	359,822	99,275
C71	1,006,663	327,562
C72	276,005	105,731
151	522,930	870,008
C73	679,567	998,010
C69	134,026	330,388
C70	418,396	1,075,750
FD8	61,800	31,083
F97	1,235,233	2,474,864
F28	1,256,099	668,142
T21	42,623	37,604
V15	1,871,135	1,365,678
A39	1,343,332	1,419,132

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
A21	$624,878	$660,927
M80	755,886	745,830
M31	1,992,553	2,373,678
M10	516,504	308,130
MB3	535,423	246,594
M42	642,534	171,084
M06	8,358	31,029
M33	439,151	463,487
R03	116,770	135,126
W39	1,052,518	545,967
W41	1,786,049	398,418
W42	3,950,811	1,277,198

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	4,196	6,485	(2,289)
A70	4,913	24,310	(19,397)
AG9	24	963	(939)
A71	5,623	32,432	(26,809)
AL4	1,356	59,340	(57,984)
AC5	2	33,071	(33,069)
AM2	5,647	5,906	(259)
AC4	2,708	3,744	(1,036)
A51	1,679	7,767	(6,088)
C25	17,829	108,741	(90,912)
C49	5,532	30,224	(24,692)
C75	591,604	659,302	(67,698)
C36	1,920	10,751	(8,831)
C76	10,338	20,438	(10,100)
C37	17,471	51,476	(34,005)
C58	4,716	16,092	(11,376)
C59	23,154	46,817	(23,663)
C60	4,258	15,136	(10,878)
C66	7,352	34,487	(27,135)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
C68	49,433	78,816	(29,383)
C39	1,122	2,313	(1,191)
C71	1,085	5,996	(4,911)
C72	1	693	(692)
151	7,746	26,046	(18,300)
C73	12,096	30,250	(18,154)
C69	11,759	32,204	(20,445)
C70	39,024	106,532	(67,508)
FD8	106	537	(431)
F97	34,132	83,930	(49,798)
F28	10,660	17,104	(6,444)
T21	1,676	2,578	(902)
V15	32,188	49,099	(16,911)
A39	32,882	58,685	(25,803)
A21	8,032	28,413	(20,381)
M80	2,006	10,589	(8,583)
M31	15,150	42,055	(26,905)
M10	5,975	10,318	(4,343)
MB3	8,021	9,861	(1,840)
M42	3,893	5,331	(1,438)
M06	141	1,405	(1,264)
M33	590	8,704	(8,114)
R03	3,578	5,844	(2,266)
W39	12,381	19,008	(6,627)
W41	4,893	8,600	(3,707)
W42	14,312	26,391	(12,079)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	215	474	(259)
A70	8,206	32,569	(24,363)
AG9	463	1,231	(768)
A71	10,870	32,341	(21,471)
AL4	5,731	45,690	(39,959)
AC5	8,139	4,164	3,975
AM2	14,083	15,243	(1,160)
AC4	560	1,416	(856)
A51	2,208	8,446	(6,238)
C25	59,582	73,050	(13,468)
C49	18,906	40,638	(21,732)
C75	535,961	711,644	(175,683)
C36	2,064	15,340	(13,276)
C76	32,551	57,787	(25,236)
C37	10,495	33,644	(23,149)
C58	1,638	4,513	(2,875)
C59	16,816	36,119	(19,303)
C60	9,148	19,523	(10,375)
C66	32,193	56,153	(23,960)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
C68	7,146	52,570	(45,424)
C39	161	3,545	(3,384)
C71	2,843	14,111	(11,268)
C72	49	2,302	(2,253)
151	14,191	18,072	(3,881)
C73	16,583	37,264	(20,681)
C69	6,420	24,500	(18,080)
C70	60,886	87,925	(27,039)
FD8	85	519	(434)
F97	8,750	52,693	(43,943)
F28	10,632	22,688	(12,056)
T21	2,105	2,615	(510)
V15	9,055	19,509	(10,454)
A39	4,672	22,778	(18,106)
A21	24,410	31,999	(7,589)
M80	2,879	15,115	(12,236)
M31	7,014	32,211	(25,197)
M10	3,049	32,541	(29,492)
MB3	3,289	24,507	(21,218)
M42	5,259	20,568	(15,309)
M06	1,298	6,229	(4,931)
M33	856	8,909	(8,053)
R03	3,504	43,577	(40,073)
W39	10,043	24,490	(14,447)
W41	4,420	13,783	(9,363)
W42	8,380	26,775	(18,395)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
	2022	2,727	$17.5914	to	$17.2197	$47,836	2.57%	1.24%	to	1.39%	(20.16%)	to	(20.28%)
	2021	5,016	22.0346	to	21.6013	90,255	0.26	1.24	to	1.39	11.97	to	11.80
	2020	5,275	19.6796	to	19.3215	94,543	1.71	1.24	to	1.39	7.90	to	7.74
	2019	9,815	18.2386	to	17.9335	176,616	2.33	1.24	to	1.39	16.74	to	16.57
	2018	10,274	15.6226	to	15.3843	158,603	1.69	1.24	to	1.39	(7.57)	to	(7.71)
A70
	2022	133,098	16.6386	to	14.6246	2,137,374	—	1.24	to	1.39	(28.07)	to	(28.17)
	2021	152,495	23.1302	to	20.3608	3,415,678	—	1.24	to	1.39	21.06	to	20.88
	2020	176,858	19.1063	to	16.8439	3,282,674	0.46	1.24	to	1.39	37.36	to	37.16
	2019	197,734	13.9093	to	12.2807	2,670,099	0.16	1.24	to	1.39	28.18	to	27.99
	2018	231,148	10.8513	to	9.5951	2,440,397	—	1.24	to	1.39	(11.10)	to	(11.23)
AG9
	2022	10,026	44.4834	to	44.0040	440,839	1.39	1.24	to	1.39	(5.37)	to	(5.51)
	2021	10,965	47.0081	to	46.5710	510,608	0.83	1.24	to	1.39	26.58	to	26.39
	2020	11,733	37.1379	to	36.8477	432,265	1.57	1.24	to	1.39	1.45	to	1.30
	2019	13,037	36.6069	to	36.3753	472,943	1.25	1.24	to	1.39	22.39	to	22.20
	2018	13,394	29.9110	to	29.7663	397,334	0.98	1.24	to	1.39	(6.78)	to	(6.92)
A71
	2022	176,728	34.3838	to	31.7281	5,782,284	1.08	1.24	to	1.39	(5.60)	to	(5.74)
	2021	203,537	36.4219	to	33.6590	7,111,039	0.63	1.24	to	1.39	26.26	to	26.07
	2020	225,008	28.8464	to	26.6980	6,284,571	1.33	1.24	to	1.39	1.21	to	1.05
	2019	259,308	28.5028	to	26.4197	7,180,694	1.02	1.24	to	1.39	22.09	to	21.90
	2018	309,901	23.3464	to	22.4464	7,058,382	0.75	1.24	to	1.39	(7.01)	to	(7.15)
A72[5]
	2018	17,605	27.0070	to	26.3210	464,516	—	1.24	to	1.39	2.48	to	2.33
AL4[6]
	2021	57,984	16.6259	to	14.4188	839,166	1.26	0.35	to	1.39	(1.80)	to	(2.81)
	2020	97,943	16.9303	to	14.8364	1,464,640	3.38	0.35	to	1.39	5.58	to	4.49
	2019	106,519	16.0350	to	14.1991	1,523,083	2.92	0.35	to	1.39	7.82	to	6.71
	2018	115,394	14.8714	to	13.3064	1,509,393	1.24	0.35	to	1.39	(1.07)	to	(2.10)
AC5[7]
	2021	33,069	14.2259	to	13.9374	461,006	1.45	1.24	to	1.39	(2.85)	to	(3.00)
	2020	29,094	14.6436	to	14.3681	417,397	3.32	1.24	to	1.39	4.34	to	4.18
	2019	28,777	14.0349	to	13.7915	395,919	2.70	1.24	to	1.39	6.66	to	6.50
	2018	41,140	13.1582	to	12.9493	530,481	0.97	1.24	to	1.39	(2.24)	to	(2.39)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AM2	2022	31,663	$17.8557	to	$17.2631	$540,017	—%	1.24%	to	1.39%	(28.70%)	to	(28.80%)
	2021	31,922	25.0416	to	24.2468	776,950	—	1.24	to	1.39	6.68	to	6.52
	2020	33,082	23.4745	to	22.7635	758,764	1.09	1.24	to	1.39	28.00	to	27.81
	2019	41,293	18.3396	to	17.8108	741,605	0.28	1.24	to	1.39	25.66	to	25.47
	2018	46,441	14.5944	to	14.1948	663,518	0.43	1.24	to	1.39	(18.62)	to	(18.75)
AC4
	2022	9,880	13.2407	to	13.1679	125,649	—	1.24	to	1.39	(29.57)	to	(29.67)
	2021	10,916	18.7987	to	18.7234	186,430	—	1.24	to	1.39	27.07	to	26.88
	2020	11,772	14.7945	to	14.7573	165,391	—	1.24	to	1.39	33.48	to	33.28
	2019	12,353	11.0840	to	11.0727	133,674	—	1.24	to	1.39	10.84	to	10.73
AL8[8]
	2018	1,961	45.8272			89,236	1.89	1.39			(5.46)
A51
	2022	29,691	44.5648	to	32.4904	984,108	—	0.35	to	1.39	(38.23)	to	(38.87)
	2021	35,779	72.1466	to	53.1495	1,931,859	—	0.35	to	1.39	(6.39)	to	(7.36)
	2020	42,017	77.0704	to	57.3712	2,447,241	1.03	0.35	to	1.39	66.57	to	64.84
	2019	50,417	46.2704	to	34.8044	1,758,702	—	0.35	to	1.39	28.88	to	27.55
	2018	61,117	35.9007	to	27.2867	1,672,837	—	0.35	to	1.39	1.08	to	0.03
C54[9]
	2019	99,139	55.2490	to	25.7733	6,299,835	2.00	0.35	to	1.39	20.71	to	19.46
	2018	115,333	45.7698	to	21.5745	6,097,357	1.47	0.35	to	1.39	(4.86)	to	(5.85)
C55[10]
	2019	128,874	66.1081	to	24.7448	7,655,182	1.76	1.24	to	1.39	19.38	to	19.20
	2018	148,551	55.3781	to	20.7595	7,323,435	1.28	1.24	to	1.39	(5.98)	to	(6.12)
C25
	2022	493,491	22.4476	to	22.0587	10,902,285	—	1.24	to	1.39	(2.33)	to	(2.47)
	2021	584,403	22.9829	to	22.6185	13,242,439	—	1.24	to	1.39	24.61	to	24.42
	2020	597,871	18.4444	to	18.1791	10,876,588	—	1.24	to	1.39	(0.10)	to	(0.25)
	2019	655,995	18.4633	to	18.2251	11,969,389	—	1.24	to	1.39	22.54	to	22.35
	2018	752,739	15.0675	to	14.8954	11,083,770	—	1.24	to	1.39	(6.90)	to	(7.04)
C49
	2022	209,058	21.8080	to	21.4302	4,478,416	—	1.24	to	1.39	(2.60)	to	(2.75)
	2021	233,750	22.3912	to	22.0361	5,143,417	—	1.24	to	1.39	24.34	to	24.16
	2020	255,482	18.0078	to	17.7488	4,530,424	—	1.24	to	1.39	(0.35)	to	(0.50)
	2019	268,025	18.0706	to	17.8374	4,776,700	—	1.24	to	1.39	22.23	to	22.05
	2018	311,721	14.7841	to	14.6151	4,553,955	—	1.24	to	1.39	(7.17)	to	(7.31)
C75
	2022	1,989,693	10.1986	to	9.2212	18,223,670	1.16	0.35	to	1.39	0.85	to	(0.19)
	2021	2,057,391	10.1123	to	9.2385	18,933,286	0.02	0.35	to	1.39	(0.33)	to	(1.36)
	2020	2,233,074	10.1458	to	9.3660	20,798,329	0.23	0.35	to	1.39	(0.05)	to	(1.08)
	2019	1,348,163	10.1504	to	9.4685	12,793,780	1.90	0.35	to	1.39	1.54	to	0.48
	2018	1,456,293	9.9969	to	9.4228	13,698,589	1.47	0.35	to	1.39	1.16	to	0.11

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C36
	2022	26,346	$12.2273	to	$12.0514	$314,524	5.02%	1.24%	to	1.39%	(11.12%)	to	(11.25%)
	2021	35,177	13.7571	to	13.5794	486,830	8.83	1.24	to	1.39	3.21	to	3.05
	2020	48,453	13.3294	to	13.1770	635,032	4.96	1.24	to	1.39	4.59	to	4.43
	2019	58,060	12.7448	to	12.6179	732,741	5.12	1.24	to	1.39	15.03	to	14.86
	2018	61,373	11.0793	to	10.9855	673,822	4.98	1.24	to	1.39	(4.95)	to	(5.09)
C76
	2022	163,837	11.9626	to	11.7905	1,925,689	5.12	1.24	to	1.39	(11.32)	to	(11.45)
	2021	173,937	13.4900	to	13.3158	2,313,485	9.00	1.24	to	1.39	2.85	to	2.70
	2020	199,173	13.1156	to	12.9656	2,579,438	4.58	1.24	to	1.39	4.37	to	4.21
	2019	198,377	12.5667	to	12.4417	2,466,064	4.86	1.24	to	1.39	14.69	to	14.52
	2018	196,757	10.9568	to	10.8641	2,135,305	4.67	1.24	to	1.39	(5.09)	to	(5.24)
C37
	2022	235,950	13.6559	to	12.0933	2,853,033	0.83	0.35	to	1.39	(14.97)	to	(15.85)
	2021	269,955	16.0610	to	14.3717	3,879,597	1.27	0.35	to	1.39	9.57	to	8.44
	2020	293,104	14.6576	to	13.2529	3,884,746	1.68	0.35	to	1.39	8.73	to	7.61
	2019	319,676	13.4801	to	12.3161	3,939,097	2.12	0.35	to	1.39	25.03	to	23.74
	2018	358,815	10.7812	to	9.9532	3,549,897	2.81	0.35	to	1.39	(16.93)	to	(17.79)
C58
	2022	24,379	11.9495	to	11.7423	288,510	0.85	1.24	to	1.39	(15.95)	to	(16.08)
	2021	35,755	14.2171	to	13.9916	508,332	1.08	1.24	to	1.39	8.39	to	8.23
	2020	38,630	13.1166	to	12.9279	510,918	1.43	1.24	to	1.39	7.48	to	7.32
	2019	43,547	12.2038	to	12.0462	525,961	1.83	1.24	to	1.39	23.60	to	23.42
	2018	48,970	9.8732	to	9.7604	480,235	2.57	1.24	to	1.39	(17.85)	to	(17.97)
C59
	2022	159,320	33.1952	to	29.3977	4,666,795	—	0.35	to	1.39	(31.62)	to	(32.33)
	2021	182,983	48.5474	to	43.4431	7,927,884	—	0.35	to	1.39	28.28	to	26.95
	2020	202,286	37.8445	to	34.2193	6,910,054	—	0.35	to	1.39	34.26	to	32.87
	2019	237,530	28.1869	to	25.7539	6,119,252	—	0.35	to	1.39	35.43	to	34.02
	2018	276,905	20.8136	to	19.2158	5,271,548	—	0.35	to	1.39	(4.28)	to	(5.27)
C60
	2022	118,224	29.0626	to	28.5591	3,379,697	—	1.24	to	1.39	(32.38)	to	(32.48)
	2021	129,102	42.9775	to	42.2961	5,463,892	—	1.24	to	1.39	26.77	to	26.58
	2020	139,477	33.9018	to	33.4143	4,661,774	—	1.24	to	1.39	32.75	to	32.55
	2019	165,095	25.5382	to	25.2087	4,085,931	—	1.24	to	1.39	33.86	to	33.66
	2018	171,409	19.0780	to	18.8601	3,236,031	—	1.24	to	1.39	(5.33)	to	(5.47)
C66
	2022	215,445	24.0375	to	23.6210	5,087,378	—	1.24	to	1.39	(10.55)	to	(10.69)
	2021	242,580	26.8730	to	26.4469	6,415,997	—	1.24	to	1.39	30.70	to	30.50
	2020	266,540	20.5611	to	20.2654	5,402,198	—	1.24	to	1.39	6.15	to	5.99
	2019	295,686	19.3695	to	19.1196	5,652,722	—	1.24	to	1.39	30.00	to	29.81
	2018	353,344	14.8994	to	14.7292	5,204,670	—	1.24	to	1.39	(14.37)	to	(14.50)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C68
	2022	284,478	$28.7594	to	$28.2611	$7,963,409	—%	1.24%	to	1.39%	(19.54%)	to	(19.66%)
	2021	313,861	35.7455	to	35.1788	10,955,410	—	1.24	to	1.39	26.49	to	26.30
	2020	359,285	28.2604	to	27.8540	9,978,660	—	1.24	to	1.39	16.29	to	16.11
	2019	416,369	24.3019	to	23.9884	9,968,588	—	1.24	to	1.39	29.18	to	28.98
	2018	478,509	18.8129	to	18.5980	8,893,253	—	1.24	to	1.39	(6.13)	to	(6.27)
C39
	2022	15,448	52.5932	to	50.7683	724,813	0.76	1.24	to	1.39	(9.82)	to	(9.95)
	2021	16,639	58.3188	to	56.3794	885,612	0.66	1.24	to	1.39	27.60	to	27.40
	2020	20,023	45.7062	to	44.2523	856,586	0.62	1.24	to	1.39	7.45	to	7.29
	2019	22,152	42.5362	to	41.2450	902,816	0.50	1.24	to	1.39	19.84	to	19.66
	2018	36,086	35.4935	to	34.4676	1,244,625	0.41	1.24	to	1.39	(19.03)	to	(19.15)
C71
	2022	47,402	50.5104	to	48.7576	2,309,294	0.49	1.24	to	1.39	(10.09)	to	(10.23)
	2021	52,313	56.1809	to	54.3125	2,841,857	0.50	1.24	to	1.39	27.22	to	27.03
	2020	63,581	44.1618	to	42.7570	2,724,781	0.34	1.24	to	1.39	7.25	to	7.09
	2019	68,662	41.1766	to	39.9266	2,746,345	0.27	1.24	to	1.39	19.49	to	19.31
	2018	75,155	34.4598	to	33.4637	2,520,802	0.18	1.24	to	1.39	(19.18)	to	(19.31)
C72
	2022	5,505	114.9646	to	110.0777	606,535	—	1.24	to	1.39	(36.56)	to	(36.65)
	2021	6,197	181.2812	to	173.7701	1,077,861	—	1.24	to	1.39	(4.10)	to	(4.24)
	2020	8,450	189.0317	to	181.4712	1,545,940	—	1.24	to	1.39	69.01	to	68.76
	2019	10,067	111.8456	to	107.5332	1,093,216	—	1.24	to	1.39	38.96	to	38.75
	2018	11,002	80.4566	to	77.4993	884,520	—	1.24	to	1.39	(2.97)	to	(3.12)
151
	2022	139,015	33.9361	to	23.3136	4,485,436	2.92	1.24	to	1.39	(12.46)	to	(12.59)
	2021	157,315	38.7664	to	26.6717	5,851,485	5.37	1.24	to	1.39	0.83	to	0.68
	2020	161,196	38.4472	to	26.4918	5,934,919	3.62	1.24	to	1.39	5.50	to	5.34
	2019	176,278	36.4442	to	25.1493	6,167,894	3.75	1.24	to	1.39	9.01	to	8.85
	2018	203,526	33.4306	to	23.1042	6,499,466	3.47	1.24	to	1.39	(1.62)	to	(1.77)
C73
	2022	137,176	31.7376	to	22.1347	4,188,550	2.73	1.24	to	1.39	(12.61)	to	(12.74)
	2021	155,330	36.8678	to	25.3655	5,441,298	5.25	1.24	to	1.39	0.37	to	0.22
	2020	176,011	36.7301	to	25.3086	6,163,245	3.41	1.24	to	1.39	5.30	to	5.15
	2019	202,613	34.8798	to	24.0697	6,756,889	3.67	1.24	to	1.39	8.86	to	8.70
	2018	212,414	32.0413	to	22.1441	6,500,962	3.34	1.24	to	1.39	(1.87)	to	(2.02)
C69
	2022	151,262	9.6517	to	9.4845	1,432,962	2.16	1.24	to	1.39	(15.20)	to	(15.32)
	2021	171,707	11.3812	to	11.2008	1,920,756	2.04	1.24	to	1.39	(2.17)	to	(2.32)
	2020	189,787	12.6814	to	11.4666	2,173,854	2.59	0.35	to	1.39	4.72	to	3.63
	2019	214,426	12.1098	to	11.0645	2,372,531	2.71	0.35	to	1.39	6.36	to	5.26
	2018	243,855	11.3855	to	10.5115	2,565,067	2.92	0.35	to	1.39	1.50	to	0.44

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C70
	2022	480,472	$9.3757	to	$9.2132	$4,453,949	1.83%	1.24%	to	1.39%	(15.38%)	to	(15.51%)
	2021	547,980	11.0796	to	10.9039	6,006,071	1.80	1.24	to	1.39	(2.42)	to	(2.57)
	2020	575,019	11.3544	to	11.1911	6,471,062	2.40	1.24	to	1.39	3.55	to	3.40
	2019	783,601	10.9649	to	10.8234	8,513,552	2.51	1.24	to	1.39	5.18	to	5.03
	2018	844,548	10.4244	to	10.3052	8,711,671	2.57	1.24	to	1.39	0.34	to	0.19
FD8
	2022	9,330	39.3334	to	42.1345	393,137	0.11	1.24	to	1.39	(22.02)	to	(22.14)
	2021	9,761	50.4420	to	54.1151	528,213	0.12	1.24	to	1.39	22.74	to	22.55
	2020	10,195	41.0972	to	44.1559	449,928	0.05	1.24	to	1.39	31.69	to	31.50
	2019	12,876	31.2068	to	33.5797	432,260	0.39	1.24	to	1.39	28.22	to	28.03
	2018	13,378	24.3382	to	26.2281	350,052	0.32	1.24	to	1.39	(6.34)	to	(6.49)
F97
	2022	216,577	30.8722	to	29.8478	6,491,546	1.64	1.24	to	1.39	(6.41)	to	(6.55)
	2021	266,375	32.9871	to	31.9402	8,537,053	1.62	1.24	to	1.39	23.07	to	22.89
	2020	310,318	26.8037	to	25.9919	8,132,834	1.63	1.24	to	1.39	5.12	to	4.97
	2019	335,395	25.4972	to	24.7621	8,373,757	1.80	1.24	to	1.39	25.54	to	25.35
	2018	377,158	20.3101	to	19.7541	7,514,405	1.96	1.24	to	1.39	(9.67)	to	(9.81)
F28
	2022	126,927	32.0020	to	30.9403	3,921,516	—	1.24	to	1.39	(39.08)	to	(39.17)
	2021	133,371	52.5292	to	50.8625	6,734,346	—	1.24	to	1.39	10.29	to	10.13
	2020	145,427	47.6271	to	46.1851	6,719,332	—	1.24	to	1.39	66.15	to	65.90
	2019	166,553	28.6647	to	27.8385	4,639,525	—	1.24	to	1.39	38.76	to	38.55
	2018	198,710	20.6575	to	20.0921	3,999,984	0.09	1.24	to	1.39	10.82	to	10.65
T21
	2022	11,686	20.0005	to	19.3086	226,075	2.66	1.24	to	1.39	(22.94)	to	(23.06)
	2021	12,588	25.9561	to	25.0957	315,663	0.87	1.24	to	1.39	(6.90)	to	(7.04)
	2020	13,098	27.8806	to	26.9969	354,009	4.17	1.24	to	1.39	15.73	to	15.56
	2019	17,676	24.0901	to	23.3615	414,056	1.02	1.24	to	1.39	25.13	to	24.95
	2018	22,419	19.2514	to	18.6971	420,440	0.86	1.24	to	1.39	(16.84)	to	(16.96)
V15
	2022	133,203	25.6716	to	25.2644	3,362,725	—	1.24	to	1.39	(31.96)	to	(32.06)
	2021	150,114	37.7312	to	37.1883	5,596,756	—	1.24	to	1.39	10.55	to	10.38
	2020	160,568	34.1317	to	33.6910	5,429,782	0.07	1.24	to	1.39	40.59	to	40.38
	2019	173,114	24.2766	to	23.9991	4,154,879	—	1.24	to	1.39	35.07	to	34.87
	2018	206,986	17.9734	to	17.7946	3,683,564	—	1.24	to	1.39	(4.82)	to	(4.96)
A39
	2022	140,244	23.7945	to	23.2076	3,231,478	0.86	1.24	to	1.39	(21.53)	to	(21.64)
	2021	166,047	30.3214	to	29.6177	4,897,695	0.66	1.24	to	1.39	26.16	to	25.98
	2020	184,153	24.0332	to	23.5106	4,340,360	1.34	1.24	to	1.39	12.44	to	12.27
	2019	195,140	21.3737	to	20.9404	4,090,205	0.92	1.24	to	1.39	27.37	to	27.18
	2018	238,859	16.7803	to	16.4647	3,939,704	0.88	1.24	to	1.39	(10.52)	to	(10.65)
A21
	2022	167,650	16.6205	to	22.0713	3,653,676	1.70	1.24	to	1.39	(19.31)	to	(19.43)
	2021	188,031	20.5985	to	27.3949	5,081,260	1.25	1.24	to	1.39	4.58	to	4.43
	2020	195,620	19.6959	to	26.2336	5,057,619	2.32	1.24	to	1.39	12.59	to	12.42
	2019	239,438	17.4942	to	23.3361	5,505,020	1.50	1.24	to	1.39	26.99	to	26.80
	2018	285,625	13.7763	to	18.4043	5,183,227	2.01	1.24	to	1.39	(16.03)	to	(16.16)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
		Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M80
	2022	82,649	$56.8549	to	$41.0360	$4,494,155	—%	1.24%	to	1.39%	(32.65%)	to	(32.75%)
	2021	91,232	84.4116	to	61.0167	7,377,279	—	1.24	to	1.39	21.72	to	21.54
	2020	103,468	69.3503	to	50.2047	6,899,061	—	1.24	to	1.39	29.91	to	29.72
	2019	123,845	53.3834	to	38.7038	6,368,141	—	1.24	to	1.39	36.08	to	35.88
	2018	146,079	39.2296	to	28.4847	5,531,542	—	1.24	to	1.39	1.14	to	0.99
M31
	2022	198,335	79.9741	to	43.2828	11,355,490	—	0.35	to	1.39	(31.87)	to	(32.58)
	2021	225,240	117.3909	to	64.1971	19,328,208	—	0.35	to	1.39	23.10	to	21.83
	2020	250,437	95.3617	to	52.6952	17,552,407	—	0.35	to	1.39	31.39	to	30.03
	2019	281,628	72.5766	to	40.5248	15,142,400	—	0.35	to	1.39	37.67	to	36.24
	2018	323,518	52.7194	to	29.7448	12,579,044	0.09	0.35	to	1.39	2.31	to	1.24
MB3
	2022	114,589	21.0319	to	20.7888	2,389,006	0.00	1.24	to	1.39	(20.44)	to	(20.56)
	2021	116,429	26.4350	to	26.1686	3,063,805	0.03	1.24	to	1.39	24.11	to	23.92
	2020	137,647	21.2999	to	21.1168	2,920,183	0.22	1.24	to	1.39	20.69	to	20.51
	2019	162,667	17.6488	to	17.5233	2,853,155	0.33	1.24	to	1.39	37.86	to	37.66
	2018	197,050	12.8017	to	12.7297	2,508,780	0.32	1.24	to	1.39	(0.67)	to	(0.82)
	M10 2022	95,709	27.3840	to	26.4754	2,535,082	0.38	1.24	to	1.39	(17.71)	to	(17.84)
	2021	100,052	33.2790	to	32.2229	3,226,171	0.40	1.24	to	1.39	24.95	to	24.76
	2020	129,544	26.6342	to	25.8276	3,347,951	0.43	1.24	to	1.39	12.20	to	12.03
	2019	149,557	23.7392	to	23.0548	3,447,953	0.47	1.24	to	1.39	29.63	to	29.43
	2018	164,849	18.3133	to	17.8119	2,939,220	0.43	1.24	to	1.39	(6.88)	to	(7.02)
M42
	2022	48,380	28.1979	to	27.2621	1,305,987	—	1.24	to	1.39	(30.86)	to	(30.96)
	2021	49,818	40.7825	to	39.4880	1,956,164	—	1.24	to	1.39	0.32	to	0.17
	2020	65,127	40.6525	to	39.4212	2,569,117	—	1.24	to	1.39	43.79	to	43.57
	2019	79,002	28.2731	to	27.4579	2,171,843	—	1.24	to	1.39	39.53	to	39.32
	2018	90,764	20.2627	to	19.7079	1,794,447	—	1.24	to	1.39	(2.94)	to	(3.08)
M06
	2022	7,167	19.3062	to	19.0981	136,584	2.70	1.24	to	1.39	(14.99)	to	(15.12)
	2021	8,431	22.7118	to	22.5006	189,128	2.50	1.24	to	1.39	(2.04)	to	(2.18)
	2020	13,362	23.1840	to	23.0028	307,179	3.48	1.24	to	1.39	7.13	to	6.97
	2019	13,762	21.6416	to	21.5047	294,312	3.43	1.24	to	1.39	8.85	to	8.68
	2018	14,026	19.8826	to	19.7863	275,603	3.19	1.24	to	1.39	(2.31)	to	(2.46)
M33
	2022	57,112	60.8873	to	36.1296	2,750,852	0.48	0.35	to	1.39	(17.50)	to	(18.35)
	2021	65,226	73.8027	to	44.2506	3,843,317	0.55	0.35	to	1.39	24.37	to	23.08
	2020	73,279	59.3434	to	35.9529	3,503,044	0.74	0.35	to	1.39	16.18	to	14.98
	2019	78,112	51.0768	to	31.2691	3,224,949	0.77	0.35	to	1.39	32.48	to	31.11
	2018	89,765	38.5538	to	23.8492	2,762,912	0.69	0.35	to	1.39	(4.71)	to	(5.70)
R03
	2022	90,202	16.8441	to	16.2852	1,466,815	—	1.24	to	1.39	(34.95)	to	(35.05)
	2021	92,468	25.8956	to	25.0737	2,318,421	—	1.24	to	1.39	24.00	to	23.81
	2020	132,541	20.8843	to	20.2517	2,687,229	0.29	1.24	to	1.39	43.17	to	42.95
	2019	141,745	14.5872	to	14.1666	2,010,607	0.13	1.24	to	1.39	35.17	to	34.97
	2018	154,857	10.7914	to	10.4959	1,637,370	—	1.24	to	1.39	(3.03)	to	(3.17)

KEYPORT VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
W39
2022	139,928	$27.0651	to	$26.1798	$3,674,220	0.91%	1.24%	to	1.39%	(34.66%)	to	(34.76%)
2021	146,555	41.4225	to	40.1275	5,900,828	0.55	1.24	to	1.39	17.34	to	17.17
2020	161,002	35.3000	to	34.2476	5,528,085	2.00	1.24	to	1.39	12.95	to	12.78
2019	176,815	31.2527	to	30.3666	5,382,055	0.80	1.24	to	1.39	28.39	to	28.20
2018	206,026	24.3423	to	23.6875	4,896,431	2.02	1.24	to	1.39	(18.72)	to	(18.84)
W41
2022	79,990	37.1466	to	35.9315	2,771,955	—	1.24	to	1.39	(35.64)	to	(35.73)
2021	83,697	57.7127	to	55.9085	4,523,442	—	1.24	to	1.39	4.53	to	4.37
2020	93,060	55.2139	to	53.5679	4,877,645	0.76	1.24	to	1.39	25.09	to	24.90
2019	111,263	44.1403	to	42.8887	4,714,596	0.07	1.24	to	1.39	27.71	to	27.52
2018	129,582	34.5640	to	33.6342	4,343,040	0.16	1.24	to	1.39	(13.50)	to	(13.63)
W42
2022	204,354	43.0124	to	41.6053	8,458,438	0.00	1.24	to	1.39	(34.28)	to	(34.38)
2021	216,433	65.4513	to	63.4050	13,629,838	0.74	1.24	to	1.39	7.56	to	7.40
2020	234,828	60.8531	to	59.0389	13,825,658	—	1.24	to	1.39	22.69	to	22.51
2019	266,708	49.5980	to	48.1915	12,834,653	0.26	1.24	to	1.39	29.49	to	29.29
2018	308,741	38.3039	to	37.2735	11,506,499	0.09	1.24	to	1.39	(2.68)	to	(2.83)

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts

[4]

The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Sub-Account A72 merged into Sub-Account AC4 on April 26, 2019.
[6]	Sub-Account AL4 merged into Sub-Account C75 on March 3, 2022.
[7]	Sub-Account AC5 merged into Sub-Account C75 on March 3, 2022.
[8]	Sub-Account AL8 merged into Sub-Account C75 on April 24, 2019.
[9]	Sub-Account C54 merged into Sub-Account C75 on April 24, 2020.
[10]	Sub-Account C55 merged into Sub-Account C75 on April 24, 2020.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2022 and 2021 and for the Years

Ended December 31, 2022, 2021 and 2020 and

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Other Matter

The accompanying financial statements of the Company for the year ended December 31, 2020 were audited by other auditors whose report thereon, dated April 28, 2021, expressed an adverse opinion on those financial statements with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to accounting practices prescribed or permitted by the Delaware Department of Insurance.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 26, 2023

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2022 AND 2021 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2022	2021
GENERAL ACCOUNT ASSETS
Bonds	$14,325,528	$13,204,813
Preferred stocks	1,121,391	1,227,981
Common stocks	303,211	551,699
Mortgage loans on real estate	1,387,817	960,456
Cash, cash equivalents and short-term investments	3,141,676	2,399,198
Contract loans	353,608	373,116
Derivatives	609,047	481,781
Other invested assets	1,234,843	1,567,791
Mortgage escrow funds	9,140	1,798
Receivables for securities	286,580	470,229
Investment income due and accrued	344,590	256,611
Amounts recoverable from reinsurers	11,343	11,442
Other amounts receivable under reinsurance contracts	2,426	1,416
Current federal and foreign income tax recoverable	—	11,936
Net deferred tax asset	39,949	11,533
Electronic data processing equipment and software	—	327
Receivables from parent, subsidiaries and affiliates	124,534	2,317
Reinsurance deposit asset	174,387	144,802
Other assets	29,503	23,505

Total General Account assets	23,499,573	21,702,751
SEPARATE ACCOUNT ASSETS	17,680,811	22,677,937

TOTAL ADMITTED ASSETS	$41,180,384	$44,380,688

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS (CONTINUED)

AS OF DECEMBER 31, 2022 AND 2021 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

LIABILITIES, CAPITAL STOCK AND SURPLUS	2022	2021
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$17,305,820	$16,058,883
Aggregate reserve for accident and health contracts	—	983
Liability for deposit-type contracts	1,562,961	1,363,403
Contract claims	37,646	36,656
Other amounts payable on reinsurance	15,233	22,710
Interest maintenance reserve	16,243	27,764
Commissions to agents due or accrued	13,135	31,701
General expenses due or accrued	34,017	33,178
Transfers from Separate Accounts due or (accrued), net	(113,545)	(109,403)
Remittances and items not allocated	66,421	24,935
Borrowed money and accrued interest thereon	—	93,000
Asset valuation reserve	147,618	234,423
Payable for securities	1,152,825	1,101,003
Payable to parent and affiliates	27,149	57,428
Funds held under reinsurance treaties with unauthorized and certified reinsurers	256,195	253,772
Funds held under coinsurance	191,505	152,630
Derivatives	458,298	155,408
Current federal and foreign income taxes	23,631	—
Other liabilities	59,777	87,936

Total General Account liabilities	21,254,929	19,626,410
SEPARATE ACCOUNT LIABILITIES	17,680,809	22,677,936

Total liabilities	38,935,738	42,304,346

CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	390,213	390,213
Gross paid in and contributed surplus	1,475,920	1,425,920
Unassigned funds	372,076	253,772

Total surplus	2,238,209	2,069,905

Total capital stock and surplus	2,244,646	2,076,342

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$41,180,384	$44,380,688

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
INCOME:
Premiums and annuity considerations	$2,436,071	$2,292,669	$2,668,116
Considerations for supplementary contracts with life contingencies	26,204	29,963	29,823
Net investment income	1,113,550	882,824	439,413
Amortization of interest maintenance reserve	4,436	8,765	6,154
Commissions and expense allowances on reinsurance ceded	104,874	108,257	108,465
Reserve adjustments on reinsurance ceded	(897,173)	(1,306,501)	(1,298,243)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	336,073	377,490	337,386
Investment (expense) income on reinsurance deposit asset	(154,844)	(416,413)	(159,574)
Reinsurance experience refund	105,218	116,031	119,915
Other income	51,986	60,852	59,147

Total Income	3,126,395	2,153,937	2,310,602
BENEFITS AND EXPENSES:
Death benefits	154,335	176,117	118,761
Annuity benefits	345,465	324,008	285,426
Health benefits	1,639	1,086	867
Surrender benefits and withdrawals for life contracts	1,295,060	1,423,589	1,116,537
Interest and adjustments on contract or deposit-type contract funds	60,691	23,609	(6,582)
Payments on supplementary contracts with life contingencies	45,362	46,079	45,475
Increase in aggregate reserves for life and accident and health contracts	1,245,954	862,341	1,697,602

Total Benefits	3,148,506	2,856,829	3,258,086
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	188,091	286,433	198,030
Commissions and expense allowances on reinsurance assumed	118	117	117
General insurance expenses	278,295	239,504	201,758
Insurance taxes, licenses and fees, excluding federal income taxes	6,119	5,995	5,077
Net transfers from Separate Accounts net of reinsurance	(833,857)	(1,231,685)	(1,130,355)
Investment (income) expense on funds held	47,393	(241,024)	(427,684)
Other (benefits) deductions	63	(14)	(105)

Total Benefits and Expenses	2,834,728	1,916,155	2,104,924
Net income from operations before federal income tax benefit and net realized capital gains (losses)	291,667	237,782	205,678
Federal income tax expense (benefit), excluding tax on capital gains (losses)	46,564	(3,242)	(11,980)

Net income from operations after federal income taxes and before net realized capital gains (losses)	245,103	241,024	217,658
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	14,186	(25,644)	2,892

NET INCOME	$259,289	$215,380	$220,550

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$2,076,342	$1,598,546	$1,583,313
Net income	259,289	215,380	220,550
Change in net unrealized capital gains (losses), net of deferred income tax	(345,740)	(252,870)	250,146
Change in net unrealized foreign exchange capital gains (losses)	(10,232)	(4,216)	(14,693)
Change in net deferred income tax	26,762	(9,504)	(55,015)
Change in nonadmitted assets	2,654	33,569	(1,091)
Change in liability for reinsurance in unauthorized and certified companies	—	649	(64)
Change in reserve on account of change in valuation basis	—	—	(3,440)
Change in asset valuation reserve	66,457	56,244	(39,777)
Change in surplus notes	—	(167,287)	(7,500)
Contributed surplus	50,000	647,981	7,500
Dividends to stockholder	(100,000)	(200,000)	(65,000)
Prior period adjustment net of tax	33,174	(7,023)	—
Investment (expense) income on funds held - unrealized	185,983	165,444	(276,383)
Other capital changes	(43)	(571)	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$2,244,646	$2,076,342	$1,598,546

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,824,909	$2,660,490	$2,834,692
Net investment income	1,086,575	1,084,347	821,102
Miscellaneous income	389,289	439,383	398,273

Total receipts	4,300,773	4,184,220	4,054,067
Benefits and loss related payments	(2,960,471)	(3,409,491)	(2,765,571)
Net transfers from Separate Accounts	829,715	1,207,730	1,277,916
Commissions, expenses paid and aggregate write-ins for deductions	(502,314)	(533,179)	(398,428)
Federal and foreign income taxes recovered (paid)	(11,000)	27,515	16,131

Total payments	(2,644,070)	(2,707,425)	(1,869,952)

Net cash from operations	1,656,703	1,476,795	2,184,115

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	2,998,524	4,986,107	4,376,490
Stocks	381,570	599,109	20,830
Mortgage loans	332,138	196,789	217,263
Other Invested Assets	351,593	40,559	65,644
Net gains or (losses) on cash, cash equivalents and short-term investments	—	(11)	8
Miscellaneous proceeds	235,472	440,989	35,887

Total investment proceeds	4,299,297	6,263,542	4,716,122
Cost of investments acquired (long-term only):
Bonds	(4,182,569)	(5,496,463)	(6,153,104)
Stocks	(89,351)	(850,942)	(284,871)
Mortgage loans	(757,256)	(696,196)	(156,028)
Other Invested Assets	(74,038)	(328,732)	(122,239)
Miscellaneous applications	(80,612)	(184,607)	(611,706)

Total investments acquired	(5,183,826)	(7,556,940)	(7,327,948)
Net decrease in contract loans and premium notes	19,540	18,996	8,853

Net cash from investments	(864,989)	(1,274,402)	(2,602,973)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Bilateral loan agreement with affiliate	(215,217)	93,000	—
Net deposits on deposit-type contracts and other liabilities	199,557	421,507	270,051
Surplus notes	—	—	(7,500)
Capital and paid in surplus	50,000	479,249	107,500
Dividends to stockholders	(100,000)	(200,000)	(65,000)
Other cash provided (applied)	16,424	1,746	34,368

Net cash from financing and miscellaneous sources	(49,236)	795,502	339,419

Net change in cash, cash equivalents and short-term investments	742,478	997,895	(79,439)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	2,399,198	1,401,303	1,480,742

End of year	$3,141,676	$2,399,198	$1,401,303

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2022	2021	2020
Exchanges and transfers of invested assets	$218,534	$729,264	$525,652
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income, and benefits)	897,173	1,306,501	1,298,243
Capitalized interest	36,536	—	—
Payable to subsidiary for SSAP 72 capital contribution	—	35,000	—
Transfer Lackawanna Casualty to Clear Spring PC Holdings, LLC	—	169,037	—
Surplus note and related interest forgiveness/capital contribution	—	168,732	—
Lackawanna dividend received - invested assets	—	—	19,999
Subsidiary return of capital - invested assets and related accrued interest transferred	—	7,167	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Sub-Holdings, LLC (“DLSH”), a Delaware limited liability company. DLSH was formed in the first quarter of 2022 as a new holding company subsidiary of the Company’s former parent, DLIC Holdings, LLC (“DLH”) (formerly known as Group One Thousand One, LLC).

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The business of the Company includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company reinsures portions of its individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. The Company has no permitted or prescribed practices that differ from NAIC SAP.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are not reasonably determinable and are presumed to be material. The primary differences between GAAP and NAIC SAP can be summarized as follows:

•

The Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”) are eliminated with unrealized gains and losses reported directly in equity and realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and sales inducements are deferred and amortized over the estimated life of the policies for GAAP rather than charged to operations as incurred;

•

Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest for GAAP rather than based on prescribed methodologies;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

•

Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Certain premiums for life and annuity contracts are recognized as deposits for GAAP rather than recorded as premiums in the period received;

•

Investments in wholly owned insurance subsidiaries, other entities under the control of the Company, and certain variable interest entities are consolidated in the Company’s financial statements rather than being carried at the Company’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•

The carrying value of investments in subsidiaries is adjusted for any unamortized goodwill as provided for in Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Goodwill includes direct costs of an acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense;

•

For equity method investments under GAAP, investee earnings and losses are reported in income and dividends of undistributed earnings reduce the carrying value of the investment. Under NAIC SAP, investee earnings and losses are reported as a change in unrealized gain/loss in capital and surplus, while dividends of accumulated undistributed earnings are reported in investment income;

•

Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost (or lower of cost or market for bonds with NAIC designations of 6), with unrealized gains and losses reported in equity and income, respectively;

•

Equity/fund investments such as mutual funds and exchange traded funds are classified as equity securities and reported at fair value with changes in fair value reported in earnings under GAAP. Under NAIC SAP, these qualify for special bond treatment and are reported using the systematic valuation method;

•

All equity securities, excluding equity method investments, are carried at fair value with changes in fair value reported in earnings for GAAP rather than as unrealized gains and losses in capital and surplus for NAIC SAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•

The statements of cash flow reconcile to changes in cash, cash equivalents and restricted cash for GAAP. Under NAIC SAP, the Statutory Statements of Cash Flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

•

Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, changes in deferred taxes are direct adjustments to surplus and separately reported in the Statutory Statements of Changes in Capital Stock and Surplus;

•	Money market funds are classified as short-term investments under GAAP and cash equivalents under NAIC SAP;

•

Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles;

•

Contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately under GAAP. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

•

Surplus notes designated as available for sale are reported at fair value for GAAP rather than at amortized cost for surplus notes with a NAIC rating of 1 or 2. Surplus notes with a NAIC rating 3-6 are reported at the lower of amortized cost or fair value; and

•

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses. For securities in an unrealized loss position, management has the positive intent and ability to hold the securities until recovery.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, (“SSAP No. 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying audited statutory equity of the subsidiary for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”). OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and the Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Cash, Cash Equivalents, and Short-Term Investments

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments (“SSAP No. 2R”), include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives (“SSAP No. 86”).

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity (“FIA”) contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Other Invested Assets

Other invested assets include low income housing tax credits (“LIHTCs”), surplus debentures, non-rated residual tranches on asset-backed securities, and collateral loans. The Company also has ownership interests in joint ventures, partnerships and LLCs which are carried at values based on the audited GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

The Company participates in repurchase agreements where the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities at a stated price on a specified date. The Company accounts for repurchase agreements as short-term borrowings reported as liabilities under payable for securities. The Company also participates in reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities at a stated price on a specified date. The Company accounts for the amount paid for securities under the reverse repurchase agreements as short-term investments.

NET INVESTMENT INCOME AND ACCRUED INVESTMENT INCOME

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date.

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received on common stock. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the Statutory Statements of Changes in Capital Stock and Surplus, with the exception of mortgage loans. Accrued investment income on mortgage loans is recorded as investment income when such interest is deemed collectible, except for interest that is 180 days past due.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred tax assets (“DTAs”), net of any nonadmitted portion, and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP.

FUNDS HELD UNDER COINSURANCE AND REINSURANCE

Certain of the Company’s individual life insurance, annuity, and group insurance policies are reinsured on a coinsurance and funds held coinsurance basis with both affiliated and unaffiliated companies using indemnity reinsurance agreements. The Company accounts for funds held under coinsurance in accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”). The amounts withheld by the Company under these arrangements are recorded as liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

SEPARATE ACCOUNTS

The assets and liabilities of the separate account shown in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are reported at fair value or if there is no readily available market, then in accordance with the valuation procedures in the applicable contract. These represent funds that are segregated and maintained for the benefit of separate account contract-holders.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

PREMIUM REVENUE

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received.

COMMISSIONS AND EXPENSE ALLOWANCES

Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred in accordance with SSAP No. 71, Policy Acquisition Costs and Commissions (“SSAP No. 71”).

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Revisions to SSAP No. 71 were adopted with an effective date of December 31, 2021. The revisions modified SSAP No. 71 such that an insurance entity cannot use levelized commission arrangements to delay establishment of a liability regardless of how the arrangement is structured with regards to policy persistency or timing of payment. The Company reviewed its commission programs as a result of the adoption of changes to SSAP No. 71, which apply to contracts in effect as of December 31, 2021. As a result, the Company made one-time, accelerated payments totaling $72.0 million in settlement of all material levelized commission arrangements. The settlements are reported in the Statutory Statement of Operations as commissions on premiums, annuity considerations, and deposit-type contract funds (direct business only). As of December 31, 2021, the Company had no material levelized commission arrangements.

In December 2021, the Company early adopted the revisions to SSAP No. 43R related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

CORRECTIONS OF ERRORS

During 2022, the Company discovered an error related to the calculation of investment income on certain bond investments, which resulted in accrued investment income and net investment income being understated. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital Stock and Surplus in the amount of $36.8 million.

During 2022, the Company discovered an error related to the carrying value of certain other invested assets whereby certain of these assets were not carried at the lower of cost or fair value, resulting in other invested assets and the asset valuation reserve being overstated. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital Stock and Surplus in the amount of $(3.6) million.

During 2021, the Company discovered an error related to the calculation of actuarial reserves. This error has been adjusted and recorded, net of tax, as a decrease to surplus in the Statutory Statements of Capital Stock and Surplus in the amount of $7.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with and investments in affiliates and other related parties. The purpose of these investments is to generate investment returns in line with the Company’s overall investment strategy. All investments in affiliated entities and related parties are valued in accordance with the accounting policies described in Note 1 unless otherwise noted below.

Investments in Affiliates and Related Parties

At December 31, 2022 and 2021, the Company held investments in affiliates and related parties, including investments in subsidiaries, as follows:

(In Thousands)	Carrying Value
	December 31,
	2022	2021
Cash Equivalent	$59,803	$101,891
Short-Term Investments	536,030	444,520
Bonds	343,021	433,021
Preferred Stocks	243,199	255,000
Common Stocks	169,831	453,553
Commercial Mortgage Loans	—	2,720
Other Invested Assets	352,141	607,359

Total	$1,704,025	$2,298,064

Short-term investments in affiliates primarily relate to investments in Wright STF III, LLC (“Wright”). During 2022, the Company had $606.5 million of acquisitions of short-term investments/cash equivalents in Wright offset by $449.0 million of proceeds from sales/maturities which increased the prior year balance of affiliated short-term investments of $375.0 million to $532.5 million as of December 31, 2022. During 2021, the Company had $535.0 million of acquisitions of short-term investments/cash equivalents in Wright offset by $225.0 million of proceeds from sales/maturities which increased the 2020 balance of affiliated short-term investments of $65.0 million to $375.0 million as of December 31, 2021. The Company recorded $6.4 million, $13.8 million, and 12.8 million of investment income and the average yield on these short-term investments was 4.91%, 5.47%, and 6.37% in 2022, 2021, and 2020, respectively.

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255.0 million. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. As of December 31, 2022 and 2021, the carrying value of the Preferred Units was $243.2 million and $255.0 million, respectively.

The Company’s investment in subsidiaries is reflected in the common stock total above and is primarily comprised of the Company’s investment in Delaware Life Insurance Company of New York (“DLNY”), which had a carrying value of $160.4 million and $444.0 million as of December 31, 2022 and 2021, respectively. The decrease in the carrying value of this investment was driven primarily by a distribution received by the Company in 2022 that is disclosed below. On November 18, 2022, the Company announced the execution of a definitive agreement to sell DLNY to Nassau Financial Group, L.P. The transaction is subject to customary closing conditions, including receipt of regulatory approvals.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company owns controlling membership interests in the following limited liability companies, which are carried as other invested assets: Clear Spring PC Holdings, LLC (“CSPCH”); DL Private Placement Investment Company I, LLC; Ellendale Insurance Agency, LLC (“Ellendale”); Delaware Life 1099 Reporting Company, LLC (“DL 1099”); DLIH 2016-1; DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”); IDF IX, LLC; DL Service Holdings, LLC; and NCS Franklin Park, LLC. During 2021, the Company’s share of losses of one such entity, Ellendale, exceeded the investment value before “nonadmit” adjustments. Therefore, in accordance with SSAP No. 48, the Company ceased equity method accounting. This had no impact to the surplus of the Company since the value of Ellendale was nonadmitted in the prior year.

In February 2022, the Company sold its wholly-owned non-insurance holding company, Clear Spring Health Holdings, LLC (“CSHH”), to DLSH. The proceeds of the sale were $195.3 million and the Company’s surplus increased by $151.8 million as a result of the sale due to the reversal of cumulative unrealized losses of $143.9 million and a $7.9 million realized gain. The carrying value of CSHH as of December 31, 2021 is included within other invested assets in the table above.

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68.

On December 30, 2020, the Company purchased 200 units of its 80% owned subsidiary, CSPCH, representing the 20% minority interest previously held by a third party. Clear Spring Property and Casualty Company (“CSP&C”), a Texas domiciled property and casualty company, is an indirect wholly-owned subsidiary of CSPCH. The goodwill related to this purchase is shown in the table below. Additional goodwill from the original purchase of CSP&C by downstream non-insurance holding companies is not shown in the table below but is embedded in the Company’s investment value of CSPCH.

On April 1, 2019, the Company acquired Clear Spring Casualty Insurance Company, formerly known as Lackawanna Casualty Company (“LCC”), a worker’s compensation insurance company, and its subsidiaries, Clear Spring American Insurance Company, formerly known as Lackawanna American Insurance Company (“LAIC”), and Clear Spring National Insurance Company, formerly known as Lackawanna National Insurance Company (“LNIC”). On December 30, 2021, after LCC redomesticated from Pennsylvania, its original state of domicile, to Texas, the Company contributed its direct investment in LCC to CSPCH at the statutory value of LCC. CSPCH subsequently contributed LCC at its statutory value to CSP&C through a wholly-owned intermediary non-insurance holding company. As such, the goodwill reported in the table below for LCC is reflected in the Company’s book value of CSPCH as of December 31, 2022 in addition to the goodwill noted above.

The transactions described above were each accounted for as a statutory purchase by the Company and are reported in the table below. Indirect goodwill derived from the purchase of CSP&C by CSPCH is not considered a statutory purchase by the Company and is excluded from the table below. Additionally, as a result of the sale of CSHH disclosed above, the Company’s total admitted goodwill decreased by $16.2 million from December 31, 2021 to December 31, 2022. Total goodwill related to CSPCH and CSP&C from all sources reflected in the book value of CSPCH as of December 31, 2022 was $45.8 million, representing 18.6% of the total book value, and is inclusive of $1.9 million of indirect goodwill referenced above. A summary of the Company’s goodwill related to statutory purchases is as follows:

(In Thousands)
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
LCC/CSPCH*	4/1/2019	$171,728	$61,162	$61,162	$38,226	$6,116	$246,992	15.5%
CSPCH	12/30/2020	$12,200	$8,553	$8,553	$5,702	$1,426	$246,992	2.3%

*	Unamortized goodwill from the Company’s statutory purchase of LCC is shown in the table above as a percentage of the book value of CSPCH.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Dividends/Distributions

Refer to Note 16 for disclosure of dividends paid by the Company and capital contributions received by the Company.

During 2022, 2021, and 2020, the Company recognized the following dividends and distributions from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
May 18, 2022	DLNY	$54,026	Dividend	Cash
December 12, 2022	DLNY	$200,000	Extraordinary dividend (a)	Cash

August 9, 2021	DLIH 2016-1	$30,000	Dividend	Cash
November 9, 2021	DLIH 2016-1	$20,000	Dividend	Cash
October 14, 2021	DL 1099	$30	Return of capital	Cash
October 26, 2021	DLNY	$58,232	Dividend	Cash
December 15, 2021	Delaware Life Reinsurance (U.S.) Corp. (“DLOK”)	$13,000	Return of capital	Invested assets and cash
December 31, 2021	DLIH 2016-1	$23,000	Dividend	Accrual (b)

March 17, 2020	CSHH	$2,000	Return of capital	Cash
November 20, 2020	LCC	$20,000	Extraordinary dividend	Invested assets and cash
December 31, 2020	DLIH 2016-1	$40,000	Dividend	Accrual (b)

(a)	In accordance with SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”), $0.9 million recognized as dividend income and $199.1 million recognized as a return of capital.
(b)	Receivable reflected in Investment Income Due and Accrued as of December 31, 2021 and 2020, respectively.

In addition to the above distributions, on December 30, 2022 and December 31, 2021, the Company received $15.6 million of preferred dividends from DLIH 2015-1.

Debt and Surplus Note Transactions

In December 2022, Group 1001 Finance, LLC (“Group 1001 Finance”) purchased $29.8 million of surplus notes that were previously issued by the Company to an unrelated party. Refer to Note 16 for additional details.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

In April and May 2021, the Company loaned Clear Spring Health Insurance Company (“CSHIC”) a total of $60.0 million under a $70.0 million demand promissory note. The interest rate on the $70.0 million note was 3% through September 30, 2021, after which the interest rate increased to 8%. The $60.0 million outstanding was repaid to the Company plus $0.8 million of interest in October 2021, and the demand promissory note was subsequently replaced by a $20.0 million demand promissory note. No amounts were outstanding as of December 31, 2022 and 2021 under any of these CSHIC notes.

The Company entered into a $100.0 million bilateral loan agreement with DLIH 2016-1 dated March 31, 2021, with interest at LIBOR plus 1.15%. The repayment of principal and interest is due on demand. The Company borrowed $80.0 million and $20.0 million in April 2021 and May 2021, respectively, and repaid $7.0 million in November 2021. Total interest incurred during 2021 was $0.9 million. In 2022, the bilateral loan agreement was increased to $200.0 million, and the Company repaid the $93.0 million of borrowed funds that were held as of December 31, 2021. The Company had $123.0 million due from DLIH 2016-1 and $93.0 million due to DLIH 2016-1 under the bilateral loan agreement as of December 31, 2022 and December 31, 2021, respectively.

At December 31, 2020, Group 1001 Intermediate, LLC, formerly known as Group 1001, LLC, owned $167.3 million interests in surplus notes issued by the Company. In December 2021, DLH became the owner of these interests and released the Company from all liabilities related to these surplus note interests. The Company reported the forgiveness of all related liabilities as contributed capital.

In November 2020, R.V.I. Guaranty Co., Ltd (“RVI”), an affiliate, entered into a $20.0 million revolving loan note (the “RVI Note”) with the Company. Borrowings bear interest at LIBOR + 150 basis points. There were no amounts outstanding under the RVI Note as of December 31, 2022 and 2021.

In January 2020, DLNY entered into a $50.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points. No amounts were outstanding under the DLNY Note as of December 31, 2022 or 2021.

Agreements and Other Transactions with Affiliates and Related Parties

The Company has entered into various affiliate and related-party agreements. The following agreements had material transactions during the years ended December 31, 2022, 2021 and 2020:

The Company has an administrative services agreement with Clarendon Insurance Agency, Inc. (“Clarendon”) pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies as described in Note 15.

The Company has a services and resource sharing agreement between the Company and Group 1001 Resources, LLC (“G1001 Resources”) pursuant to which G1001 Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Gross amounts allocated under this agreement amounted to $84.9 million, $94.4 million, and $84.1 million for the years ended December 31, 2022, 2021, and 2020, respectively.

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and Delaware Life Marketing, LLC (“DLM”), pursuant to which DLM provides certain

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

distribution and agent management services to the Company. On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement (“Second Amended Agreement”) executed between the Company and DLM. The Company incurred commission expenses under the First Amended Agreement totaling $48.4 million for the eight months ended August 31, 2021 and $49.5 million for the year ended December 31, 2020. On September 1, 2021, the Company began paying heaped commissions to DLM which were expensed as incurred. The commission expenses incurred during the remaining four months of 2021 totaled $71.9 million, including a one-time, accelerated payment of $41.0 million made by the Company in settlement of the First Amended Agreement. Total commission expenses incurred during 2022 were $109.7 million. Under the Second Amended Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonus and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $60.0 million and $20.0 million in 2022 and 2021, respectively. Other fees paid for services by the Company to DLM totaled $22.9 million, $18.2 million, and $14.9 million for the years ended December 31, 2022, 2021, and 2020, respectively.

In September 2021, the Company issued a $41.0 million promissory note to DLM related to a one-time accelerated commission payment in settlement of the First Amended Agreement. The interest rate on the promissory note was 8%. The Company repaid DLM the $41.0 million plus $0.9 million of interest in December 2021.

The Company has a services agreement with Insurance Management Services, LLC (“IMS”), formerly known as Guggenheim Insurance Services, LLC, whereby IMS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to $30.0 million, $50.0 million, and $50.0 million for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company and DLIH 2016-1 initiated a hedging program arrangement in 2019 whereby DLIH 2016-1 engages in certain hedging activities related to the Company’s FIA contracts. Under this arrangement, the Company routinely transfers new FIA equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. All economic rights and responsibilities of the equity options transferred belong to DLIH 2016-1. DLIH 2016-1 purchases equity futures and manages both the options and futures to more efficiently monitor the hedging risks associated with the Company’s FIA products.

The Company had $124.5 million and $2.3 million due from affiliates, $27.1 million and $22.4 million due to affiliates, and $9.0 million and $14.1 million included in general expenses due or accrued to other related parties as of December 31, 2022 and 2021, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. GPIM managed $207.0 million and $233.9 million of the Company’s investments as of December 31, 2022 and 2021.

Reinsurance Agreements

The Company has reinsurance agreements with certain subsidiaries and affiliates. Refer to Note 9 for disclosures related to these agreements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Guarantees

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.0 million and $6.7 million at December 31, 2022 and 2021, respectively. There was no liability accrued for this guaranty at December 31, 2022 and 2021.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million. There was no liability accrued for this guaranty at December 31, 2022 and 2021.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in February 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $1.5 million as of December 31, 2022.

In 2022, an affiliate, PSA Realty Company, entered into a lease agreement for an office in Ft. Lauderdale, Florida with a termination date of April 30, 2030 and two agreements for office spaces in Waltham, Massachusetts with termination dates of October 31, 2029 and October 31, 2030, respectively, for which the Company is the guarantor. Future minimum lease payments for these three agreements totaled $17.4 million as of December 31, 2022.

Pursuant to a 2019 Letter of Credit Facility Agreement (the “2019 LCFA”) between the Company and CSP&C, the Company was issued an irrevocable letter of credit (“LOC”) in 2019 by the Federal Home Loan Bank of Indianapolis (the “FHLB”) on behalf of an unrelated party. Under the 2019 LCFA, CSP&C was unconditionally responsible to reimburse the Company for the full amount of any drawdown by the beneficiary. In February 2021, the third party drew down $8.0 million under the LOC which effectively terminated the LOC. CSP&C reimbursed the Company in full for its payment related to the drawdown.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold. There was no liability accrued for this guaranty at December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company is a co-borrower under a short-term money market facility (the “ST Facility”) with Société Générale (“SocGen”). The Company and CSHIC were co-borrowers under the ST Facility until August 23, 2022. At that time, as part of a corporate financing strategy, Group 1001 Finance an affiliate, was added via an amendment (the “Amended ST Facility”) to the original ST Facility. As part of the strategy, CSHIC was removed as a borrower and no longer has the ability to directly borrow from the Amended ST Facility or incur any liability related to the Amended ST Facility. Group 1001 Finance, as borrower, has authority to borrow up to $350.0 million to be used for general corporate purposes. Group 1001 Finance and the Company have a reimbursement agreement in place, whereby Group 1001 Finance will reimburse the Company in the event that the Company makes any payment in support of Group 1001 Finance under the Amended ST Facility. In addition, Group 1001 Finance will pay the Company a support fee calculated based on the average daily balance of Group 1001 Finance borrowings under the Amended ST Facility.

The Company has committed to contribute capital to CSP&C as needed to maintain a certain risk-based capital level. No capital contributions have been made by the Company under this agreement.

The Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into a Société Générale credit facility (the “SG Facility”) with a maximum borrowing amount of $225.0 million as part of its investment program. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2022 and 2021, DLIH 2016-2 had borrowed $162.8 million and $149.2 million, respectively, under the SG Facility.

During 2020, a syndicated credit facility arranged by BMO Capital Markets Corp. and consisting of three bank lenders (the “BMO Facility”) was provided to CSHH and its then wholly-owned subsidiary, CSHIC, with a maximum borrowing of $125.0 million as of December 31, 2021. Pursuant to the BMO Facility and a related separate fee letter, the Company guarantees all principal and interest obligations of CSHH and CSHIC, and is subject to certain covenants related to risk based capital and surplus. As of December 31, 2022 and 2021, CSHIC borrowings under the facility were $125.0 million and $115.0 million, respectively.

Pursuant to a Letter of Credit Facility Agreement (the “LCFA”) between the Company and its fomer indirect subsidiary, Clear Spring Health (SC), Inc. (“CSH(SC)”), the FHLB issued the Company an irrevocable $1.0 million LOC effective July 1, 2021 on behalf of an unrelated party in respect of potential obligations of CSH(SC). Under the LCFA, CSH(SC) is unconditionally responsible to reimburse the Company for the full amount of any drawdown from the LOC by the beneficiary. CSH(SC) pays the Company a facility fee as compensation for the arrangement.

Effective February 24, 2022, a support and reimbursement agreement was executed between the Company and CSHH, whereby a market based fee is paid to the Company to compensate it for the guarantee provided by the Company, which remain in effect after the sale of CSHH to DLSH.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

3.	BOND AND EQUITY INVESTMENTS

The carrying value and fair value of the Company’s bonds and equity securities as of December 31, 2022 and 2021 were as follows:

	December 31, 2022
(In Thousands)		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$386,265	$42	$(32,478)	$353,828
All Other Governments	12,373	4	(2,047)	10,331
U.S. States, Territories and Possessions (Direct and Guaranteed)	553	—	(55)	499
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	734,262	16,667	(106,027)	644,902
Industrial and Miscellaneous (Unaffiliated)	12,675,744	22,169	(1,345,960)	11,351,954
Hybrid Securities	171,489	—	(16,524)	154,965
Bonds - Affiliated	343,021	—	(45,987)	297,033
SVO Identified Exchange Traded Funds	1,821	—	(297)	1,523

Total Bonds	$14,325,528	$38,882	$(1,549,375)	$12,815,035

Preferred Stocks	$1,121,391	$—	$(48,661)	$1,072,730

		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks (Unaffiliated) (a)	$136,389	$1,644	$(4,653)	$133,380

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	December 31, 2021
(In Thousands)		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$457,303	$2,746	$(4,851)	$455,198
All Other Governments	12,138	566	(75)	12,629
U.S. States, Territories and Possessions (Direct and Guaranteed)	19,911	539	(160)	20,290
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	924,388	91,583	(8,990)	1,006,981
Industrial and Miscellaneous	11,162,149	245,942	(52,949)	11,355,142
Hybrid Securities	194,088	14,760	(1,306)	207,542
Bonds - Affiliated	433,021	1,368	—	434,389
SVO Identified Exchange Traded Funds	1,815	57	(19)	1,853

Total Bonds	$13,204,813	$357,561	$(68,350)	$13,494,024

Preferred Stocks	$1,227,981	$13,266	$(12)	$1,241,235

		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
Common Stocks (Unaffiliated) (a)	$99,766	$9	$(1,629)	$98,146

(a)	Excludes affiliated common stock with an estimated fair value of $169.8 million and $453.6 million as of December 31, 2022 and 2021, respectively.

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds, other than ABS and MBS, as of December 31, 2022 by contractual maturity are as follows:

	December 31, 2022
(In Thousands)	Carrying	Estimated
	Value	Fair Value
Due in one year or less	$525,920	$527,370
Due after one year through five years	2,695,768	2,551,437
Due after five years through ten years	3,437,598	3,051,007
Due after ten years	3,568,845	2,848,076
SVO Identified Exchange Traded Funds	1,821	1,523

Total before asset and mortgage-backed securities	10,229,952	8,979,413

Asset and mortgage-backed securities	4,222,604	3,962,650

Total	$14,452,556	$12,942,063

The table above includes short-term bonds, which are classified as short-term investments, with a carrying value and fair value of $127.0 million at December 31, 2022.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Investment-grade bonds were 95.8% and 95.5% of the Company’s total bonds as of December 31, 2022 and 2021, respectively.

Exposure to any single issuer is less than 10% of net admitted assets.

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized is the difference between the amortized cost basis and the fair value of the security. In accordance with SSAP No. 43R, the amount of OTTI that is non-interest related shall be recorded through the AVR, and the amount of the OTTI that is interest related shall be recorded through the IMR.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There was no OTTI recorded in 2022, 2021, and 2020 on LBSS held as of December 31, 2022, 2021, and 2020, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. OTTI has occurred when it is probable that all amounts due according to the contractual terms will not be collected or when a decision to see the bond at an amount below its carrying value has been made. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company performs quarterly procedures in determining whether a security is other than temporarily impaired. The process involves a screening of all securities with a fair value less than the amortized cost basis. As part of this screening, the Company also incorporates a monitor and watch list maintained by investment managers. Inclusion in this list may be driven by heightened risk of particular sectors driven by macro events or credit events on individual issuers or particular investments, such as a ratings downgrade. Based on the evidence, securities identified may be subject to further review to evaluate issuer-specific facts

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Upon completion of this screening process, the relevant information is provided to the Company’s Asset Valuation Committee, which is composed of investment and finance professionals, to exercise judgment to conclude on whether there is OTTI.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2022, 2021, and 2020, the Company incurred write-downs of bonds totaling $6.6 million, $4.3 million, and $2.3 million respectively, on securities other than those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. In addition to the impairment on structured bonds, the Company incurred impairment write-downs of $9.7 million related to solar tax credit investments, $30 million due to intent to sell other invested assets, $3.0 million on residual equity tranches, and $7.7 million on equity interests in 2021.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2022, and 2021:

	2022
(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	11	$58,650	$(4,993)	13	$294,385	$(27,485)	24	$353,035	$(32,478)
All Other Governments	3	4,619	(1,108)	4	2,725	(939)	7	7,344	(2,047)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	499	(55)	—	—	—	2	499	(55)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	215	322,031	(33,431)	191	231,282	(72,596)	406	553,313	(106,027)
Industrial and Miscellaneous (Unaffiliated)	1,187	5,947,384	(656,774)	440	3,352,666	(689,185)	1,627	9,300,050	(1,345,959)
Hybrid Securities	34	133,505	(11,555)	9	18,940	(4,969)	43	152,445	(16,524)
Bonds - affiliated	3	297,033	(45,988)	—	—	—	3	297,033	(45,988)
SVO Identified Exchange Traded Funds	2	831	(155)	1	692	(142)	3	1,523	(297)

Total Bonds	1,457	$6,764,552	$(754,059)	658	$3,900,690	$(795,316)	2,115	$10,665,242	$(1,549,375)

Preferred Stocks	7	$789,078	$(46,860)	3	$6,199	$(1,801)	10	$795,277	$(48,661)

Common Stocks (Unaffiliated)	2	$15,401	$(4,644)	1	$30	$(9)	3	$15,431	$(4,653)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	2021
(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$239,887	$(1,851)	—	$76,653	$(2,999)	5	$316,540	$(4,850)
All Other Governments	—	—	—	1	2,862	(75)	1	2,862	(75)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	7,786	(160)	—	—	—	1	7,786	(160)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	45	133,862	(2,850)	3	108,225	(6,140)	48	242,087	(8,990)
Industrial and Miscellaneous (Unaffiliated)	190	2,110,143	(40,178)	100	1,245,030	(12,773)	290	3,355,173	(52,951)
Hybrid Securities	4	734	(16)	3	10,318	(1,289)	7	11,052	(1,305)
SVO Identified Exchange Traded Funds	—	—	—	1	818	(19)	1	818	(19)

Total Bonds	245	$2,492,412	$(45,055)	108	$1,443,906	$(23,295)	353	$3,936,318	$(68,350)

Preferred Stocks	1	$92,197	$(12)	—	$—	$—	1	$92,197	$(12)

Common Stocks (Unaffiliated)	1	$15,931	$(1,569)	2	$2,053	$(60)	3	$17,984	$(1,629)

The unrealized losses of $1,549 million on bonds as of December 31, 2022 are primarily attributable to higher interest rates and wider spread levels. As disclosed above, the Company’s bond portfolio consisted of 95.8% investment grade bonds as of December 31, 2022, which did not materially change from the 95.5% held at December 31, 2021. Full repayment of principal and interest is expected. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than par, which will equal amortized cost at maturity. Because the Company did not intend to sell these investments or lack the ability to hold them to recovery at December 31, 2022, these investments are not considered other-than-temporarily impaired.

As of December 31, 2022, the Company had no indirect exposure to sub-prime loans. As of December 31, 2021, the Company had indirect exposure to sub-prime loans with a carrying value of $4.6 million. This amount represented approximately 0.02% of the Company’s total invested assets as of December 31, 2021.

The Company had no direct or indirect exposure to sub-prime mortgage risk as of December 31, 2022. The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2021 was as follows:

(In Thousands)	2021
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,747	$4,600	$4,512

	$4,747	$4,600	$4,512

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

5GI Securities

Securities with NAIC designation of 5GI are deemed to possess the credit characteristics of, and incur the regulatory treatment associated with, securities assigned an NAIC 5 designation. The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities)

Investment	Number of 5GI Securities		Carry Value		Aggregate Fair Value
	12/31/2022	12/31/2021	12/31/2022	12/31/2021	12/31/2022	12/31/2021
Preferred Stock - Affiliated	1	1	$243,199	$255,000	$243,199	$255,000

Total	1	1	$243,199	$255,000	$243,199	$255,000

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial and residential first mortgage loans primarily in the United States. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the carrying value of the Company’s mortgage loan portfolio as of December 31, 2022 and 2021:

(In Thousands)	2022	2021
Alabama	$—	$55,677
California	181,432	136,079
Florida	184,576	—
Massachusetts	109,888	59,511
New York	173,904	167,273
North Carolina	—	65,501
Pennsylvania	69,274	—
Texas	195,964	169,446
States less than 5%	475,239	309,429

General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$1,387,817	$960,456

The Company originated 294, 438, and 69 mortgage loans in 2022, 2021, and 2020, respectively, and made additional investments after acquisition each year with a total cost of new loans of $757.8 million, $700.0 million and $156.0 million, respectively. Minimum and maximum rates of the new loans ranged from 3.27% to 9.52%, 3.04% to 8.75%, and 4.18% to 12.6% in 2022, 2021, and 2020, respectively. During the years ended December 31, 2022, 2021, and 2020, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties. At the time the original loan was made during 2022, the loan to value ratio (“LTV”) was no more than 100.1% of the property’s value for residential mortgages and 80.6% for commercial mortgages.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2022 and 2021. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2022 and 2021. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2022 and 2021, the Company individually and collectively evaluated loans with a net carrying value of $1,387 million and $960.5 million, respectively.

As of December 31, 2022 and 2021, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were 11 loans totaling $1.1 million past due greater than 90 days at December 31, 2022 and there were no loans past due greater than 90 days at December 31, 2021.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value. Other information is as follows:

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2022
Recorded Investment
Current	$—	$75,678	$—	$1,022,491	$26,871	$1,125,040
30 - 59 Days Past Due	—	100,206	—	140,271	—	240,477
60 - 89 Days Past Due	—	2,775	—	20,880	—	23,655
90 - 179 Days Past Due	—	866	—	—	—	866
180 + Days Past Due	—	239	—	—	—	239

Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$866	$—	$—	$—	$866
Interest Accrued	—	22	—	—	—	22

Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$239	$—	$—	$—	$239
Interest Accrued	—	13	—	—	—	13

Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—

Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$—	$—	$—

December 31, 2021
Recorded Investment
Current	$—	$33,934	$—	$911,301	$4,450	$949,685
30 - 59 Days Past Due	—	12,623	—	—	—	12,623
60 - 89 Days Past Due	—	608	—	—	—	608
90 - 179 Days Past Due	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—

Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—

Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—

Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$47,408	$—	$47,408

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company had no investments in impaired loans during 2022 or 2021.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2022 and 2021:

	2022	2021
(In Thousands)
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2022 or 2021.

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and LTV. LTV is calculated using the most recently available appraisal value divided by the carrying value. LTV is calculated at the time of origination and updated annually. The DTC is calculated as the net operating income divided by the total debt service, and is updated annually. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2022 and 2021:

	2022
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$90,431	$421,565	$192,420	$704,416
60%-69.99%	142,717	117,030	33,847	293,594
70%-79.99%	69,950	55,526	66,025	191,501
80% or greater	—	—	21,002	21,002

Total (*)	$303,098	$594,121	$313,294	$1,210,513

	2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$123,592	$315,528	$44,000	$483,120
60%-69.99%	82,865	113,488	—	196,353
70%-79.99%	25,697	147,733	62,849	236,279
80% or greater	—	—	—	—

Total (*)	$232,154	$576,749	$106,849	$915,752

(*)	excludes residential mortgages in good standing of $179.8 million and $47.2 million as of December 31, 2022 and 2021, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

5.	REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

An overview of the Company’s repurchase agreements as of December 31, 2022 is as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

Original (Flow) & Residual Maturity:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$1,500	$561
4. > 1 Week to 1 Month	$9,701	$15,769	$—	$100,375
5. > 1 Month to 3 Months	$153,800	$250,000	$300,001	$452,780
6. > 3 Months to 1 Year	$296,119	$619,778	$450,561	$100,025
7. > 1 Year	$15,380	$25,561	$25,000	$125,000
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$1,500	$561
4. > 1 Week to 1 Month	$9,701	$—	$—	$100,375
5. > 1 Month to 3 Months	$153,800	$—	$300,001	$452,780
6. > 3 Months to 1 Year	$296,119	$619,778	$450,461	$100,025
7. > 1 Year	$15,380	$25,561	$25,000	$125,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Securities “Sold” Under Repurchase - Secured Borrowing:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$494,802	$567,986	$868,811	$846,053
b. Ending Balance
1. BACV	XXX	XXX	XXX	$—
2. Nonadmitted - Subset of BACV	XXX	XXX	XXX	$—
3. Fair Value	$494,802	$567,986	$868,811	$846,053
BACV = Book-Adjusted Carrying Value

Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation:

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$—	$149,288	$624,242	$5,210	$—	$—	$—
Bonds - FV	—	—	179,492	661,411	5,150	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	$—	$—	$149,288	$624,242	$5,210	$—	$—	$—
Total Assets - FV	$—	$—	$179,492	$661,411	$5,150	$—	$—	$—
FV = Fair Value

Collateral Received - Secured Borrowing:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—
b. Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$25,000	$25,000	$25,000	$25,000
3. Nonadmitted	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation:

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	—	25,000	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—

j. Total Collateral Assets - FV (Sum of a through i)	$—	$—	$25,000	$—	$—	$—	$—	$—

Allocation of Aggregate Collateral by Remaining Contractual Maturity:

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	25,000

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as they collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

An overview of the Company’s reverse repurchase agreements as of December 31, 2022 are as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Original (Flow) & Residual Maturity:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$36,825	$17,115	$—	$88,527
5. > 1 Month to 3 Months	$101,891	$69,520	$—	$417,003
6. > 3 Months to 1 Year	$931,404	$902,884	$1,099,404	$543,428
7. > 1 Year	$25,000	$25,000	$25,000	$—
b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	$—	$—	$—	$—
3. 2 Days to 1 Week	$—	$—	$—	$—
4. > 1 Week to 1 Month	$17,115	$—	$—	$88,527
5. > 1 Month to 3 Months	$—	$69,520	$—	$417,003
6. > 3 Months to 1 Year	$931,404	$902,884	$1,099,404	$543,428
7. > 1 Year	$25,000	$25,000	$25,000	$—

Fair Value of Securities Acquired Under Repurchase - Secured Borrowing:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount	$1,332,879	$1,319,633	$1,467,898	$1,403,183
b. Ending Balance	$1,288,476	$1,319,633	$1,467,898	$1,403,183

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation:

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$1,403,183	$—	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$1,403,183	$—	$—	$—	$—	$—	$—	$—

Collateral Pledged - Secured Borrowing:

(In Thousands)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
a. Maximum Amount
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$1,332,879	$1,319,633	$1,467,898	$1,403,183
3. Nonadmitted	$—	$—	$—	$—
b. Ending Balance
1. Cash	$—	$—	$—	$—
2. Securities (FV)	$1,288,476	$1,319,633	$1,467,898	$1,403,183
3. Nonadmitted	$—	$—	$—	$—

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statutory Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
	2022	2021	2020
(In Thousands)
Realized Gains (Losses):
Bonds	$(11,794)	$15,403	$5,748
Preferred Stocks	(1)	—	—
Common Stocks	824	—	368
Mortgage Loans	(397)	109	93
Cash, Cash Equivalents and Short-term Investments	—	(11)	8
Other Invested Assets	10,047	(22,220)	(591)
Derivative Instruments	2,397	1,429	(3,591)
Reinsurance Realized Gains (Losses)	5,970	(5,515)	(1,151)

Subtotal	7,046	(10,805)	884
Less Capital Gains Tax Expense	3	9,400	186

Net Realized Gains (losses)	7,043	(20,205)	698

Less Gains (Losses) Transferred to IMR (Net of Taxes)	(7,143)	5,439	(2,194)

Net Realized Gains (Losses) After Tax and IMR Transfer	$14,186	$(25,644)	$2,892

Proceeds from sales and maturities of investments in bonds and stocks during 2022, 2021, and 2020, were $3.4 billion, $6.1 billion, and $4.8 billion, including non-cash transactions of $217.2 million, $608.7 million, and $433.1 million, respectively; gross gains were $4.2 million, $72.0 million, and $52.6 million respectively; and gross losses were $15.1 million, $24.3 million, and $44.6 million, respectively.

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
	2022	2021	2020
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$(648)	$(268)	$(270)
Common Stocks of Non-affiliates	(2,906)	(6,010)	(12,841)
Common Stocks of Affiliates	(84,618)	(11,121)	34,591
Preferred Stocks	(21,496)	(317)	—
Derivative Instruments	(171,549)	(146,178)	250,810
Other Invested Assets	(69,586)	(76,149)	(29,687)

Subtotal	(350,803)	(240,043)	242,603
Deferred Capital Gains Tax Effect	(5,063)	12,827	(7,543)

Total	$(345,740)	$(252,870)	$250,146

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

7.	NET INVESTMENT INCOME

Material categories of net investment income for the years ended December 31, 2022, 2021, and 2020, respectively, are summarized as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Bonds (Unaffiliated)	$712,701	$693,265	$612,739
Bonds (Affiliated)	22,229	15,435	4,342
Preferred Stocks (Unaffiliated)	46,283	54,791	52,621
Preferred stocks (Affiliated)	15,603	15,648	15,826
Common Stocks (Unaffiliated)	4,221	6,234	3,484
Common Stocks (Affiliated)	54,922	58,232	20,000
Mortgage Loans	71,115	33,130	38,579
Contract Loans	15,604	16,073	16,059
Cash, Cash Equivalents and Short-term Investments	97,041	100,653	75,112
Derivative Instruments	(15,494)	(195,644)	(435,148)
Other Invested Assets	100,589	139,557	81,750
Other Investment Income	63,292	32,306	37,602

Gross Investment Income	1,188,106	969,680	522,966

Interest Expense on Surplus Notes	(46,061)	(42,688)	(43,260)
Investment Expenses	(28,495)	(44,168)	(40,115)

Net Investment Income	$1,113,550	$882,824	$439,591

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2022, 2021 and 2020.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, and the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair Value changes in the options embedded within the annuity contract are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2022 and 2021, the Company pledged $252.0 million and $107.7 million, respectively, in U.S. Treasury securities, corporate bonds and cash as collateral to counterparties. At December 31, 2022 and 2021, counterparties pledged to the Company $72.6 million and $243.0 million, respectively, in collateral comprised of cash, U.S. Treasury securities and corporate bonds.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2022
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$8,479,323	$155,239	$—	$155,239
FX Forwards	71,837	(3,153)	—	(3,153)
Payor Swaptions	75,000	1,165	1,665	(500)

Total	$8,626,160	$153,251	$1,665	$151,586

	Outstanding at December 31, 2021
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$6,937,189	$289,509	$—	$289,509
FX Forwards	116,236	850	—	850
Payor Swaptions	300,000	123	5,895	(5,772)

Total	$7,353,425	$290,482	$5,895	$284,587

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

At December 31, 2022 and 2021, open futures contracts had a notional value of $2,514.2 million and $1,641.1 million and a fair value of $3.7 million and $3.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2022 or 2021.

9.	REINSURANCE

The Company participates in reinsurance with other insurance companies to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely. The Company had no uncollectible reinsurance balances written off and no commutation of ceded reinsurance during the years ended December 31, 2022, 2021, and 2020, respectively.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain fixed indexed annuity polices.

The Company has a coinsurance and modified coinsurance agreement, under which it ceded certain in-force variable annuity base contracts to an unaffiliated reinsurer. For the years ended December 31, 2022, 2021, and 2020, premiums ceded under the agreement were $362.6 million, $337.9 million, and $136.8 million, respectively, and benefits ceded (including policy surrenders) were $1.1 billion, $1.4 billion, and $1.2 billion, respectively.

The Company has a reinsurance agreement with DL Reinsurance Company (“DLRC”) in which the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). The VA Treaty transfers hedging risks to DLRC but does not transfer insurance risks. Therefore, the treaty is accounted for using deposit accounting. As a result, certain gains (losses) previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses) are accounted for as investment income (loss) on reinsurance deposit asset. Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. Investment expense (income) on funds held represents amounts paid or received on hedging instruments that were ceded under the DLRC treaties. Ceded realized gains and losses are reported in Net realized capital gains (losses). Investment income (expense) on funds held - unrealized represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. Investment income (loss) on reinsurance deposit asset represents the net gains and losses on all hedging instruments ceded under the DLRC treaties.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

A summary of the pretax impacts of the VA Treaty on the Company’s Statutory Statements of Operations and Statutory Statements of Changes in Capital Stock and Surplus for the years ended December 31, 2022, 2021, and 2020 is as follows:

(In Thousands)	Treaty Impacts
	2022	2021	2020
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset	$(154,844)	$(416,413)	$(159,574)

Total Revenue	(154,844)	(416,413)	(159,574)
Investment (Income) Expense on Funds Held	37,109	(251,714)	(437,107)

Total Policyholder Benefits and Expenses	37,109	(251,714)	(437,107)
Net Realized Capital (Losses) Gains	5,970	(745)	(1,151)

Net Income (Loss)	(185,983)	(165,444)	276,382

Statements of Changes in Capital Stock and Surplus
Investment (Expense) Income on Funds Held - Unrealized	185,983	165,444	(276,382)

Net Change in Capital Stock and Surplus from VA Treaty (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $174.4 million and $144.8 million at December 31, 2022 and 2021, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $256.2 million and $253.8 million at December 31, 2022 and 2021, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Premiums and Annuity Considerations:
Direct	$2,883,622	$2,729,435	$2,873,746
Ceded - Affiliated	(54,453)	(74,645)	(49,746)
Ceded - Non-affiliated	(393,098)	(362,121)	(155,884)

Net Premiums and Annuity Considerations	$2,436,071	$2,292,669	$2,668,116

Insurance and Other Individual Policy Benefits and Claims:
Direct	$955,376	$1,075,786	$842,456
Assumed - Non-affiliated	4,523	2,728	3,565
Ceded - Affiliated	(54,896)	(84,391)	(25,545)
Ceded - Non-affiliated	(358,202)	(446,834)	(369,948)

Net Policy Benefits and Claims	$546,801	$547,289	$450,528

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2022 and 2021, the Company had $8.5 million and $5.8 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $2.6 million as of December 31, 2022 and 2021, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Other than normal updates of reserves, there were no significant reserve changes for the year ended December 31, 2022. The details for other changes in reserves for the years ended December 31, 2021 and 2020 are as follows:

(In Thousands)	2021			2020
Item	Total	Ordinary Individual Annuities	Group Annuities	Total	Ordinary Individual Annuities
Asset/Liability analysis	$(33,400)	$(5,000)	$(28,400)	$(30,000)	$(30,000)

Total - increase (decrease)	$(33,400)	$(5,000)	$(28,400)	$(30,000)	$(30,000)

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

INDIVIDUAL ANNUITIES	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$14,128,826	$189,858	$—	$14,318,684	81.6%
b. At Book Value Less Current Surrender Charge of 5% or More	910,212	—	—	910,212	5.2%
c. At Fair Value	—	—	882,810	882,810	5.0%

d. Total with Adjustment or at Market Value	15,039,038	189,858	882,810	16,111,706	91.8%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,163,930	—	—	1,163,930	6.6%
(2) Not Subject to Discretionary Withdrawal	232,893	—	32,937	265,830	1.5%

(3) Total (Gross: Direct and Assumed)	16,435,861	189,858	915,747	17,541,466	100.0%
(4) Reinsurance Ceded	121,234	—	—	121,234

(5) Total (Net)	$16,314,627	$189,858	$915,747	$17,420,232

(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$96,024	$—	$—	$96,024

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

GROUP ANNUITIES	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$141,814	$—	$141,814	1.8%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	7,333,470	7,333,470	95.2%

d. Total with Adjustment or at Market Value	$—	$141,814	$7,333,470	$7,475,284	97.1%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	34,579	—	—	34,579	0.4%
(2) Not Subject to Discretionary Withdrawal	190,760	—	—	190,760	2.5%

(3) Total (Gross: Direct and Assumed)	$225,339	$141,814	$7,333,470	$7,700,623	100.0%
(4) Reinsurance Ceded	18,232	—	—	18,232

(5) Total (Net)	$207,107	$141,814	$7,333,470	$7,682,391
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DEPOSIT-TYPE CONTRACTS	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	315,786	315,786	16.8%

d. Total with Adjustment or at Market Value	$—	$—	$315,786	$315,786	16.8%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	1,566,381	—	—	1,566,381	83.2%

(3) Total (Gross: Direct and Assumed)	$1,566,381	$—	$315,786	$1,882,167	100.0%
(4) Reinsurance Ceded	3,420	—	—	3,420

(5) Total (Net)	$1,562,961	$—	$315,786	$1,878,747
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$16,325,955
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	195,779
Exhibit 7, Deposit-Type Contracts	1,562,961

Subtotal General Account	$18,084,695

Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$8,547,953
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	32,937
Other contract deposit funds	315,786

Subtotal Separate Account	$8,896,676

Combined Total	$26,981,371

INDIVIDUAL ANNUITIES	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$12,738,819	$221,404	$—	$12,960,223	79.3%
b. At Book Value Less Current Surrender Charge of 5% or More	980,121	—	—	980,121	6.0%
c. At Fair Value	—	—	948,897	948,897	5.8%

d. Total with Adjustment or at Market Value	13,718,940	221,404	948,897	14,889,241	91.1%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,159,451	—	—	1,159,451	7.1%
(2) Not Subject to Discretionary Withdrawal	245,736	—	43,202	288,938	1.8%

(3) Total (Gross: Direct and Assumed)	15,124,127	221,404	992,099	16,337,630	100.0%
(4) Reinsurance Ceded	109,571	—	—	109,571

(5) Total (Net)	$15,014,556	$221,404	$992,099	$16,228,059
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$2,514	$—	$—	$2,514

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

GROUP ANNUITIES	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$143,413	$—	$143,413	1.4%
b. At Book Value Less Current Surrender Charge of 5% or More	1	—	—	1	—%
c. At Fair Value	—	—	9,831,986	9,831,986	96.2%

d. Total with Adjustment or at Market Value	$1	$143,413	$9,831,986	$9,975,400	97.6%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	36,115	—	—	36,115	0.4%
(2) Not Subject to Discretionary Withdrawal	208,504	—	—	208,504	2.0%

(3) Total (Gross: Direct and Assumed)	$244,620	$143,413	$9,831,986	$10,220,019	100.0%
(4) Reinsurance Ceded	37,395	—	—	37,395

(5) Total (Net)	$207,225	$143,413	$9,831,986	$10,182,624
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DEPOSIT-TYPE CONTRACTS	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	307,052	307,052	18.3%

d. Total with Adjustment or at Market Value	$—	$—	$307,052	$307,052	18.3%
e. At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	1,367,302	—	—	1,367,302	81.7%

(3) Total (Gross: Direct and Assumed)	$1,367,302	$—	$307,052	$1,674,354	100.0%
(4) Reinsurance Ceded	3,899	—	—	3,899

(5) Total (Net)	$1,363,403	$—	$307,052	$1,670,455
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$15,015,469
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	206,313
Exhibit 7, Deposit-Type Contracts	1,363,402

Subtotal General Account	$16,585,184

Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$11,145,700
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	43,202
Other contract deposit funds	307,052

Subtotal Separate Account	$11,495,954

Combined Total	$28,081,138

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of life insurance by withdrawal characteristics for General Account products and Separate Account non-guaranteed products are shown in the tables below as of December 31, 2022 or 2021. The Company had no life Separate Account products with guarantees at December 31, 2022 or 2021.

(In Thousands)	December 31, 2022
General Account	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	35,980	33,675	37,766
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	13,671	13,671	13,671
i. Variable Universal Life	401,407	403,354	404,642
j. Miscellaneous Reserves	640,448	639,842	640,965

(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	198
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	7
d. Disability - Disabled Lives	XXX	XXX	360
e. Miscellaneous Reserves	XXX	XXX	9,777

(3) Total (gross: direct + assumed)	$1,091,506	$1,090,542	$1,107,386

(4) Reinsurance Ceded	295,323	296,555	319,825

(5) Total (net) (3) - (4)	$796,183	$793,987	$787,561

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2022
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	40,889	40,889	40,889
i. Variable Universal Life	7,544,051	7,544,051	7,542,961
j. Miscellaneous Reserves	—	—	—

(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	$7,584,940	$7,584,940	$7,583,850

(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$7,584,940	$7,584,940	$7,583,850

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$776,486
Exhibit 5, Disability - Active Lives Section, Total (net)	7
Exhibit 5, Disability - Disabled Lives Section, Total (net)	360
Exhibit 5, Miscellaneous Reserves Section, Total (net)	10,708

Subtotal General Account	$787,561

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$7,583,850

Subtotal Separate Account	$7,583,850

Combined Total	$8,371,411

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	40,395	40,434	42,275
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	13,784	13,784	13,784
i. Variable Universal Life	417,049	420,060	421,976
j. Miscellaneous Reserves	684,118	683,717	684,864

(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	204
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	7
d. Disability - Disabled Lives	XXX	XXX	359
e. Miscellaneous Reserves	XXX	XXX	11,026

(3) Total (gross: direct + assumed)	$1,155,346	$1,157,995	$1,174,495

(4) Reinsurance Ceded	298,137	299,422	322,071

(5) Total (net) (3) - (4)	$857,209	$858,573	$852,424

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Separate Account Non-Guaranteed	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	54,459	54,459	54,459
h. Variable Life	7,848,456	7,848,456	7,844,545
i. Variable Universal Life	—	—	—
j. Miscellaneous Reserves	—	—	—

(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	$7,902,915	$7,902,915	$7,899,004

(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$7,902,915	$7,902,915	$7,899,004

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$840,279
Exhibit 5, Disability - Active Lives Section, Total (net)	7
Exhibit 5, Disability - Disabled Lives Section, Total (net)	359
Exhibit 5, Miscellaneous Reserves Section, Total (net)	11,779

Subtotal General Account	$852,424

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$7,899,004

Subtotal Separate Account	$7,899,004

Combined Total	$8,751,428

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

13.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns separate account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Delaware Life Variable Life

•	Delaware Life Variable Annuity

•	Delaware Life Market Value Adjusted Annuity

The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $17,680.8 million and $22,677.9 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, the Company’s Separate Account Statements included legally insulated assets of $17,279.8 million and $22,242.3 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2022 and 2021 were attributable to the following products:

(In Thousands)	December 31, 2022
Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$8,686,763	$—	$8,686,763
Variable Annuity	8,593,077	—	8,593,077
MVA Annuity	—	400,971	400,971

Total	$17,279,840	$400,971	$17,680,811

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$11,086,262	$—	$11,086,262
Variable Annuity	11,156,022	—	11,156,022
MVA Annuity	—	435,653	435,653

Total	$22,242,284	$435,653	$22,677,937

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statutory Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with separate account guarantees, risk charges of $192.3 million, $203.6 million, and $173.4 million were received by the General Account from the Separate Accounts during the years ended December 31, 2022, 2021 and 2020, respectively.

For the years ended December 31, 2022, 2021 and 2020, the Company’s General Account paid $104.9 million, $117.9 million, and $57.1 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of the separate account reserves as of December 31, 2022 is as follows:

	December 31, 2022
(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$15,133	$367,516	$382,649
Reserves at December 31, 2022
For Accounts with Assets at:
Fair Value	141,814	16,148,853	16,290,667
Amortized Cost	189,858	—	189,858

Total Reserves	$331,672	$16,148,853	$16,480,525

By Withdrawal Characteristics:
With Market Value Adjustment	$331,672	$—	$331,672
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	373,163	373,163
At Fair Value	—	15,742,753	15,742,753

Subtotal	331,672	16,115,916	16,447,588
Not Subject to Discretionary Withdrawal	—	32,937	32,937

Total	$331,672	$16,148,853	$16,480,525

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of the separate account reserves as of December 31, 2021 is as follows:

	December 31, 2021
(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$11,426	$436,687	$448,113
Reserves at December 31, 2021
For Accounts with Assets at:
Fair Value	148,140	19,030,141	19,178,281
Amortized Cost	216,677	—	216,677

Total Reserves	$364,817	$19,030,141	$19,394,958

By Withdrawal Characteristics:
With Market Value Adjustment	$364,817	$—	$364,817
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	243,650	243,650
At Fair Value	—	18,743,289	18,743,289

Subtotal	364,817	18,986,939	19,351,756
Not Subject to Discretionary Withdrawal	—	43,202	43,202

Total	$364,817	$19,030,141	$19,394,958

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statutory Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Transfers to Separate Accounts	$382,649	$448,113	$179,352
Transfers from Separate Accounts	(1,216,506)	(1,679,798)	(1,309,707)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(833,857)	$(1,231,685)	$(1,130,355)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

14.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and therefore, represents an exit price. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, certain level 3 derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (“SSAP No. 100R”). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair hierarchy are as follows:

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2: Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3: Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period. Pursuant to SSAP No. 100R, the Company is permitted to utilize net asset value (“NAV”) as a practical expedient to fair value for certain investments that qualify for such treatment. Investments reported at NAV are separately identified in the table below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Valuation of Financial Instruments Held at Fair Value by Fair Value Hierarchy Levels

The following tables present the Company’s assets and liabilities measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2022 and 2021:

(In Thousands)	December 31, 2022
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at fair value:
Preferred Stock
Industrial and miscellaneous - unaffiliated	$—	$34,254	$—	$—	$34,254
Parent, Subsidiaries and Affiliates	—	243,199	—	—	243,199
Common Stock
Industrial and miscellaneous - unaffiliated	15,399	90,022	27,959	—	133,380
Bonds - Unaffiliated
Hybrid securities	—	2,519	—	—	2,519
Industrial and miscellaneous	—	223	2,999	—	3,222
Other Invested Assets
Industrial and miscellaneous - unaffiliated	—	62,971	2,071	—	65,042
Derivative assets
Interest rate contracts	592,295	2,045	—	—	594,340
Equity contracts	6,128	—	—	—	6,128
Foreign exchange contracts	—	—	52	—	52
Separate Accounts assets (a) (b)	10,455,406	4,913,419	270,387	114,778	15,753,990

Total assets at fair value/NAV	$11,069,228	$5,348,652	$303,468	$114,778	$16,836,126

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$(336,952)	$(111,913)	$—	$—	$(448,865)
Equity contracts	(59)	—	—	—	(59)
Foreign exchange contracts	—	—	(3,205)	—	(3,205)

Total liabilities at fair value	$(337,011)	$(111,913)	$(3,205)	$—	$(452,129)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Preferred Stock
Industrial and miscellaneous - unaffiliated	$—	$—	$19,948	$—	$19,948
Parent, Subsidiaries and Affiliates	—	—	255,000	—	255,000
Common stock
Industrial and miscellaneous - unaffiliated	—	15,931	$82,215	—	98,146
Bonds - Unaffiliated
Asset-backed securities	—	11,539	825	—	12,364
Other Invested Assets	—	194,832	41,731	—	236,563
Derivative assets
Interest rate contracts	346,572	122,733	—	—	469,305
Equity contracts	2,606	—	—	—	2,606
Foreign exchange contracts	—	—	990	—	990
Separate Accounts assets (a)(b)	14,208,866	6,623,112	289,981	155,076	21,277,035

Total assets at fair value	$14,558,044	$6,968,147	$690,690	$155,076	$22,371,957

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$(146,800)	$—	$—	$—	$(146,800)
Equity contracts	(792)	—	—	—	(792)
Foreign exchange contracts	—	—	(140)	—	(140)

Total liabilities at fair value	$(147,592)	$—	$(140)	$—	$(147,732)

(a)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also exclude $1,660.2 million and $1,120.0 million of investment income and receivables due at December 31, 2022 and 2021, respectively. Separate account liabilities include derivative liabilities carried at fair value.

(b)

Includes assets with a fair value of $114.8 million and $155.1 million at December 31, 2022 and 2021 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2022 or 2021, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2022 and December 31, 2021.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following tables are a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the years ended December 31, 2022 and 2021:

(In Thousands)
2022	Beginning Balance at 01/01/2022	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022
Assets:
Preferred Stock
Industrial and Miscellaneous - unaffiliated	$19,948	$—	$—	$—	$52	$—	$—	$(20,000)	$—	$—
Parent, Subsidiaries and Affiliates	255,000	—	(255,000)	—	—	—	—	—	—	—
Common Stock - Unaffiliated	82,215	$1,365	(50,086)	824	1,686	210	—	(8,255)	—	27,959
Bonds
Industrial and miscellaneous - unaffiliated	825	7,438	—	(5,434)	170	—	—	—	—	2,999
Other Invested Assets	41,731	—	(30,399)	10	(3,680)	—	—	(5,591)	—	2,071
Derivative Assets	990	—	—	18,975	(938)	—	—	—	(18,975)	52
Separate Accounts Assets	289,981	6,014	(6,635)	(1,342)	(28,355)	80,732	—	(11,393)	(58,615)	270,387

Total Assets	$690,690	$14,817	$(342,120)	$13,033	$(31,065)	$80,942	$—	$(45,239)	$(77,590)	$303,468

Liabilities:
FX Contracts	$(140)	$—	$—	$(6,827)	$(3,065)	$—	$—	$—	$6,827	$(3,205)

Total Liabilities	$(140)	$—	$—	$(6,827)	$(3,065)	$—	$—	$—	$6,827	$(3,205)

2021	Beginning Balance at 01/01/2021	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
Assets:
Preferred Stock
Industrial and Miscellaneous	$—	$—	$—	$—	$—	$19,948	$—	$—	$—	$19,948
Parent, Subsidiaries and Affiliates	—	255,000	—	—	—	—	—	—	—	255,000
Common Stock - Unaffiliated	192,106	20	(29,550)	(7,531)	29,194	27,626	—	(129,650)	—	82,215
Bonds - Unaffiliated										—
Asset-backed Securities	836	—	—	—	(11)	—	—	—	—	825
Other Invested Assets	—	—	—	(6,931)	5,651	44,684	—	(1,673)	—	41,731
Derivative Assets	7			9,968	983				(9,968)	990
Separate Accounts Assets	277,603	7,230	(27,468)	(374)	360	109,323	11	(16,753)	(59,951)	289,981

Total Assets	$470,552	$262,250	$(57,018)	$(4,868)	$36,177	$201,581	$11	$(148,076)	$(69,919)	$690,690

Liabilities:
FX Contracts	(3,455)	—	—	(9,284)	3,315	—	—	—	9,284	(140)

Total Liabilities	$(3,455)	$—	$—	$(9,284)	$3,315	$—	$—	$—	$9,284	$(140)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

Derivative values in the above tables are presented on a gross basis.

Quantitative Information about Level 3 Fair Value Measurements

The following tables provide quantitative information about the significant unobservable inputs used for recurring assets measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus categorized within Level 3 for the years ended December 31, 2022 or 2021:

(In Thousands)
2022	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated - Industrial & Misc.	External Model	Spreads	$2,999	17-24	19
Common Stocks	Trade Price	Pricing Valuation Multiple / Discount Rate	23,286	0-1000	335
	External Model	External Cashflows	4,672	0-2	1
Other Invested Assets	External Model	Spreads	2,071	0-1	—
Separate Accounts assets	Matrix Pricing	Spreads	2,059	86-90	13
	Market Pricing	Spreads	10,833	40-110	73
	Matrix Pricing	Spreads	250,975	0-100	91
	Market Pricing	Quoted Prices	760	17-90	2
	Market Pricing	Quoted Prices	5,760	91-100	93

Total Assets			$303,415

2021	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated - Asset-backed securities	Matrix Pricing	Spreads	$825	20	20
Common Stocks	Matrix Pricing	Spreads	82,215	1-1000	156
Preferred Stock	Matrix Pricing	Spreads	274,948	1-5000	364
Other Invested Assets	Matrix Pricing	Spreads	41,731	0-177	38
Separate Accounts assets	Matrix Pricing	Spreads	4,185	63-104	98
	Market Pricing	Quoted Prices	13,071	53-146	110
	Matrix Pricing	Spreads	272,342	1-100	99
	Market Pricing	Quoted Prices	383	99-100	50

Total Assets			$689,700

There were no significant changes made in valuation techniques during 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The above unobservable input tables above do not include immaterial balances related to derivatives which totaled $0.1 million and $1.0 million as of December 31, 2022 and December 31, 2021, respectively.

Aggregate Fair Value of all Financial Instruments

For financial instruments, the carrying value and fair value or NAV, including level within the fair value hierarchy, at December 31, 2022 and 2021 were:

(In Thousands)	2022
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, Cash Equivalents and Short-term Investments	$3,141,676	$3,141,676	$784,641	$2,357,035	$—	$—	$—
Bonds	12,815,035	14,325,528	1,523	12,476,378	337,134	—	—
Preferred Stocks	1,072,730	1,121,391	—	1,072,730	—	—	—
Common Stocks	133,380	133,380	15,399	90,022	27,959	—	—
Mortgages Loans on Real Estate, Net of Allowance	1,297,783	1,387,817	—	1,297,783	—	—	—
Contract Loans	333,437	353,608	—	—	333,437	—	—
Derivatives – Options and Swaptions	1,165	1,165	—	1,165	—	—	—
Derivatives – Swaps and Forwards	605,124	601,601	604,193	880	51	—	—
Derivatives - Futures	6,281	6,281	6,281	—	—	—	—
Other Invested Assets (a)	723,497	748,755	—	667,975	55,522	—	—
Separate Account Assets	15,980,121	16,010,235	10,461,469	5,126,913	276,961	114,778	—

Total Assets	$36,110,229	$37,831,437	$11,873,506	$23,090,881	$1,031,064	$114,778	$—

Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	$(1,476,681)	$(1,562,961)	$—	$—	$(1,476,681)	$—	$—
Derivatives – Swaps and Forwards	(453,038)	(455,752)	(334,465)	(115,369)	(3,204)	—	—
Derivatives - Futures	(2,546)	(2,546)	(2,546)	—	—	—	—
Separate Account Liabilities	(315,784)	(315,784)	—	—	(315,784)	—	—

Total Liabilities:	$(2,248,049)	$(2,337,043)	$(337,011)	$(115,369)	$(1,795,669)	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	2021
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, Cash Equivalents and Short-term Investments	$2,399,198	$2,399,198	$643,687	$1,755,511	$—	$—	$—
Bonds	13,494,024	13,204,813	448,752	12,537,196	508,076	—	—
Preferred Stocks	1,241,235	1,227,981	—	966,287	274,948	—	—
Common Stocks	98,146	98,146	—	15,931	82,215	—	—
Mortgages Loans on Real Estate, Net of Allowance	956,118	960,456	—	—	956,118	—	—
Contract Loans	456,307	373,116	—	—	456,307	—	—
Derivatives – Options and Swaptions	123	123	—	123	—	—	—
Derivatives – Swaps and Forwards	451,889	476,700	328,290	122,609	990	—	—
Derivatives - Futures	4,958	4,958	4,958	—	—	—	—
Other Invested Assets (a)	877,207	871,005	—	259,624	617,583	—	—
Separate Account Assets	21,574,648	21,556,768	14,213,186	6,904,960	301,426	155,076	—

Total Assets	$41,553,853	$41,173,264	$15,638,873	$22,562,241	$3,197,663	$155,076	$—

Liabilities:
Contractholder Deposit Funds and Other Policyholder Liabilities	$(1,493,980)	$(1,363,403)	$—	$—	$(1,493,980)	$—	$—
Derivatives – Swaps and Forwards	(161,530)	(154,031)	(146,214)	(15,176)	(140)	—	—
Derivatives - Futures	(1,378)	(1,378)	(1,378)	—	—	—	—
Separate Account Liabilities	(307,052)	(307,052)	—	—	(307,052)	—	—

Total Liabilities:	$(1,963,940)	$(1,825,864)	$(147,592)	$(15,176)	$(1,801,172)	$—	$—

(a)

As of December 31, 2022 and 2021, there were $211.8 million and $201.3 million of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Preferred and common stocks - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets include LIHTCs, surplus notes, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment lease trusts approximate their carrying values. The fair values of surplus notes are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of separate account assets and liabilities is determined using the same methodology described in Note 13. The difference between separate account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

15.	FEDERAL INCOME TAXES

The application of SSAP No.101, Income Taxes, requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2022 and December 31, 2021.

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (“CAMT”). The IRA and CAMT are effective for tax years beginning after 2022. The Company has not determined as of December 31, 2022 if it will be subject to the CAMT in 2023. The Company’s 2022 financial statements do not include the estimated impact of the CAMT because a reasonable estimate cannot be made.

The components of the Company’s DTAs and DTLs as of December 31, 2022 and December 31, 2021 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$114,648	$45,114	$159,762	$103,977	$28,211	$132,188	$10,671	$16,903	$27,574
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	114,648	45,114	159,762	103,977	28,211	132,188	10,671	16,903	27,574
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	114,648	45,114	159,762	103,977	28,211	132,188	10,671	16,903	27,574
Deferred Tax Liabilities	62,801	57,012	119,813	101,718	18,937	120,655	(38,917)	38,075	(842)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$51,847	$(11,898)	$39,949	$2,259	$9,274	$11,533	$49,588	$(21,172)	$28,416

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$16,958	$16,958	$—	$7,089	$7,089	$—	$9,869	$9,869
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b)2 Below)	49,635	12,862	62,497	45,806	21,122	66,928	3,829	(8,260)	(4,431)
1.Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	49,635	12,862	62,497	45,806	21,122	66,928	3,829	(8,260)	(4,431)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	323,831	XXX	XXX	299,164	XXX	XXX	24,667
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	65,013	15,294	80,307	58,171	—	58,171	6,842	15,294	22,136
(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$114,648	$45,114	$159,762	$103,977	$28,211	$132,188	$10,671	$16,903	$27,574

	2022	2021
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	841%	808%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$2,158,872	$1,994,425

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2022		December 31, 2021		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$114,648	$45,114	$103,977	$28,211	$10,671	$16,903
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross Deferred Tax Assets	$114,648	$45,114	$103,977	$28,211	$10,671	$16,903
Assets by Tax Character Because of the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the significant components of the Company’s income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$46,564	$(3,242)	$(11,980)
Federal Income Tax Expense on Net Capital Gains	3	9,400	186

Current Income Tax (Benefit) Expense	$46,567	$6,158	$(11,794)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The significant components of the Company’s DTAs and DTLs as of December 31, 2022 and 2021 were as follows:

(In Thousands)	December 31, 2022	December 31, 2021	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$69,139	$60,282	$8,857
Investments	2,392	2,389	3
Deferred Acquisition Costs	34,143	32,938	1,205
Fixed assets	1,087	1,585	(498)
Compensation and benefits accrual	2,134	1,071	1,063
Receivables - nonadmitted	3,663	3,535	128
Other	2,090	2,177	(87)

Total Ordinary Deferred Tax Assets	$114,648	$103,977	$10,671
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$114,648	$103,977	$10,671
Capital
Investments	45,114	28,211	16,903

Subtotal	$45,114	$28,211	$16,903
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	$45,114	$28,211	$16,903

Admitted Deferred Tax Assets	$159,762	$132,188	$27,574

Deferred Tax Liabilities:
Ordinary
Investments	$39,400	$70,639	$(31,239)
Fixed Asset	771	—	771
Policyholder Reserves	22,628	31,077	(8,449)
Other	2	2	—

Subtotal	$62,801	$101,718	$(38,917)
Capital
Investments	57,012	18,937	38,075

Subtotal	$57,012	$18,937	$38,075

Deferred Tax Liabilities	$119,813	$120,655	$(842)
Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$39,949	$11,533	$28,416

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2022	December 31, 2021	Change
Total Deferred Tax Assets	$159,762	$132,188	$27,574
Total Deferred Tax Liabilities	119,814	120,655	(841)

Net Deferred Tax Assets / Deferred Tax Liabilities	$39,948	$11,533	$28,415
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$39,948	$11,533	$28,415
Tax Effect of Unrealized (Gains)/Losses			(5,064)
Prior Period Adjustment			3,410

Change in Net Deferred Income Tax			$26,761

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2022, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			December 31, 2020
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$298,712	$62,730	21.0%	$226,978	$47,665	21.0%	$206,562	$43,378	21.0%
Investment Related	(778)	(163)	(0.1)%	(80,240)	(16,850)	(7.4)%	(59,749)	(12,547)	(6.0)%
Exhibit 5a adjustment	—	—	—%	(3,373)	(708)	(0.3)%	—	—	—%
Change in Non-admitted assets	2,647	556	0.2%	2,676	562	0.3%	(1,091)	(229)	(0.1)%
Tax Credit Adjustment	(10,943)	(2,298)	(0.8)%	(56,265)	(11,816)	(5.2)%	3,135	658	0.3%
Tax Differences in Wholly Owned Subsidiaries	(214,556)	(45,057)	(15.1)%	(3,866)	(812)	(0.4)%	56,915	11,952	5.8%
Other	19,229	4,038	1.4%	(11,327)	(2,379)	(1.1)%	44	9	—%

Total Statutory Income Taxes		$19,806	6.6%		$15,662	6.9%		$43,221	20.8%

Federal Income Taxes Incurred		$46,567	15.6%		$6,158	2.7%		$(11,794)	(5.7)%
Change in Net Deferred Income Taxes		(26,762)	(9.0)%		9,504	4.2%		55,015	26.5%

Total Statutory Income Taxes		$19,805	6.6%		$15,662	6.9%		$43,221	20.8%

At December 31, 2022, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

As of December 31, 2022, the Company’s capital income tax expense in the preceding years that will be available for recoupment in the event of future losses is as follows:

(In Thousands)
Year	Capital
2022	$3
2021	$16,954
2020	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Tax years prior to 2019 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2022 and 2021.

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2022 and 2021. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2022, 2021 and 2020. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2022. The following companies are included in the consolidated return filing:

•	Group 1001, Inc.

•	Group 1001 Insurance Holdings, LLC

•	Group 1001 Services, Inc.

•	Delaware Life (Bermuda) Holdings, Inc.

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc.

•	Clear Spring Health (SC), Inc.

•	Clear Spring Health Community Care, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Clear Spring Health Holdings, LLC

•	Clear Spring Health Management Services, LLC

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring PC Holdings, LLC

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

16.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company is subject to certain statutory and regulatory restrictions imposed by the State of Delaware on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Delaware law, cash dividends may be paid only from earned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve-month period is the greater of: (1) 10% of its statutory surplus, or (2) net gains from operations before net realized capital gains (losses) provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s Annual Statement, unless written approval is obtained from the Department granting a greater amount (i.e., an extraordinary dividend). In addition, no dividend may be paid in excess of unassigned funds. At December 31, 2022, the Company reported surplus as regards policyholders of $2,238.2 million, net gains from operations (before realized capital gains) of $245.1 million, and unassigned surplus of $372.1 million. As of December 31, 2022, the Company may declare an ordinary dividend to shareholders without prior approval from the Department in the maximum amount of $245.1 million.

The Company paid an ordinary dividend of $100.0 million to DLSH in April 2022 and received a capital contribution from DLSH of $50.0 million in December 2022. The Company paid ordinary dividends of $200.0 million and $65.0 million to DLH in April 2021 and April 2020, respectively. DLH paid $100.0 million to the Company in February 2020 in the form of a capital contribution that the Company accrued in December 2019 in accordance with SSAP No. 72. DLH also contributed $479.2 million and $7.5 million of cash capital to the Company in 2021 and 2020, respectively.

Surplus Notes

As of December 31, 2022 and 2021, the Company had $390.2 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), pursuant to which the surplus notes were taken into custody by DBTCA on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. As of December 31, 2022, the Noteholders were:

•	The Lange Dispositive Trust (the “Lange Trust”) (Item #1000)

•	Midland National Life Insurance Company (“Midland National”) (Item #3000)

•	North American Company for Life and Health Insurance (“North American”) (Item #3000)

•	Security Benefit Life Insurance Company (“Security Benefit”) (Items #1001, 1002, 1003, 2000)

•	Group 1001 Finance (Items #2000, 4000)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2022 and 2021:

2022 (In Thousands)
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$20,713	$134,699	$229,287	$13,225	$531,514	11/06/27
1001	12/15/22	7.750%	85,500	85,500	—	—	—	—	11/06/52
1002	12/15/22	7.750%	24,587	24,587	—	—	—	—	11/06/52
1003	12/15/22	7.750%	24,612	24,612	—	—	—	—	11/06/52
2000	12/15/95	7.750%	150,000	77,301	—	72,699	4,809	250,795	12/15/52
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	300,076	12/15/52
4000	12/15/95	7.750%	7,500	7,500	—	—	467	12,245	12/15/52

Total	XXX	XXX	$692,199	$390,213	$134,699	$301,986	$29,940	$1,094,630	XXX

2021 (In Thousands)
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$155,412	$94,588	$94,588	$21,563	$519,537	11/06/27
2000	12/15/95	6.150%	150,000	77,301	72,699	72,699	9,225	246,185	12/15/27
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	288,637	12/15/32
4000	12/15/95	6.150%	7,500	7,500	—	—	461	11,778	12/15/27

Total	XXX	XXX	$557,500	$390,213	$167,287	$167,287	$42,688	$1,066,137	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

During 2021, interests in the surplus note in the original amount of $250.0 million, listed as item 1000 in the above tables, were held by the Lange Trust, Security Benefit, and an affiliate of the Company. On December 31, 2021, DLH became the owner of $94.6 million of interests in this note and released the Company from all liabilities and obligations including principal and any accrued interest since the last payment date. The forgiveness of these obligations was recorded by DLH and the Company as a capital contribution to the Company. During 2022, $134.7 million of interests in this note held by Security Benefit were canceled in exchange for three new notes issued by the Company, each with an interest rate of 7.75% and a maturity date of November 6, 2052 (items 1001, 1002 and 1003 in the above tables). The remaining interest in the amount of $20.7 million in item 1000 is held solely by the Lange Trust with an interest rate of 8.625% and a maturity date of November 6, 2027.

During 2021, interests in the surplus note in the original amount of $150.0 million, listed as item 2000 in the above tables, were held by Security Benefit and an affiliate of the Company. On December 31, 2021, DLH became the owner of $72.7 million of interests in this note and released the Company from all liabilities and obligations including principal and any accrued interest since the last payment date. The forgiveness of these obligations was recorded by DLH and the Company as a capital contribution to the Company. During 2022, the interest rate was changed to 7.75% and the maturity date was extended to December 15, 2052. Effective December 15, 2022, Group 1001 Finance purchased a portion of the surplus note held by Security Benefit (portion of item 2000 in the above tables). As of December 31, 2022, $55.0 million of the remaining interest in item 2000 is held by Security Benefit, and $22.3 million of the remaining interest in item 2000 is held by Group 1001 Finance.

Interests in the surplus note in the amount of $150.0 million, listed as item 3000 in the above tables, are held by Midland National and North American, which are both considered related parties of the Company. Midland National and North American hold interests in the amounts of $100.0 million and $50.0 million, respectively. During 2022, the maturity date of this note was extended to December 15, 2052.

The surplus note in the amount of $7.5 million, listed as item 4000 in the above tables, was held by Security Benefit until December 15, 2022. Effective on this date, Group 1001 Finance, a related party of the Company, purchased the full amount of this surplus note from Security Benefit. During 2022, the interest rate was changed to 7.75% and the maturity date of this note was extended to December 15, 2052.

The Company incurred $29.9 million, $42.7 million, and $43.3 million of interest on the surplus notes for the years ended December 31, 2022, 2021, and 2020, respectively. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Insurance Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2.7 million and $2.8 million at December 31, 2022 and 2021.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants, and beneficiaries, as well as all other classes of creditors other than surplus note holders.

After payment in full of certain obligations set forth in 18 Del. Code Ann. tit. 59, § 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full of all principal and interest amounts owing. The Company has no preferred stockholders.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2022 and 2021.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Lease Commitments

Effective January 1, 2021, the Company began leasing office space in Zionsville, Indiana with an expiration date of December 31, 2035 and an option to renew the lease agreement for up to a five-year period. Rental expense under this lease for 2022 and 2021 was $1.6 million each year.

The Company leases space for its Waltham, Massachusetts office that was due to expire on April 30, 2023, but was amended during 2022 to extend the termination date to the earlier of occupancy of a new office space or 60 days subsequent to the commencement date of the new lease for that space. Rental expenses during 2022, 2021, and 2020 were $2.4 million, $2.1 million, and $2.3 million, respectively, under this lease and were partially reimbursed by an affiliate.

At December 31, 2022, the minimum aggregate lease commitments, for the next five years and thereafter, are as follows:

(In Thousands) Year Ending December 31,	Operating Leases
2023	$3,526
2024	2,164
2025	1,863
2026	1,747
2027	1,781
Thereafter	15,484

Total	$26,565

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $211.8 million and $201.3 million and commitments for funding future fixed income and preferred stock investments of $1,011.6 million and $1,332.2 million as of December 31, 2022, and 2021, respectively. The Company also had $159 million and $97.0 million of outstanding mortgage loan commitments on real estate as of December 31, 2022 and December 31, 2021, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Guaranty Fund Assessments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.0 million for guaranty fund assessments as of December 31, 2022 and 2021, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2022 and 2021, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Pledged or Restricted Assets

The following assets were restricted (including pledged assets) at December 31, 2022 and 2021:

(In Thousands)	Gross (Admitted & Nonadmitted) Restricted								Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2022 Total	2021 Total	Increase/ (Decrease)	Total 2022 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$778,740	$—	$—	$—	$778,740	$587,986	$190,754	$778,740	1.89%	1.89%
Subject to Reverse Repurchase Agreements	1,048,957	—	—	—	1,048,957	945,052	103,905	1,048,957	2.55%	2.55%
FHLB Capital Stock	50,086	—	—	—	50,086	50,086	—	50,086	0.12%	0.12%
On Deposit with States	4,145	—	—	—	4,145	5,189	(1,044)	4,145	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	1,496,904	—	—	—	1,496,904	1,240,909	255,995	1,496,904	3.63%	3.64%
Pledged as collateral not captured in other categories	353,878	—	—	—	353,878	183,327	170,551	353,878	0.86%	0.86%
Other Restricted Assets	11,501	—	—	—	11,501	4,130	7,371	11,501	0.03%	0.03%

Total Restricted Assets	$3,744,211	$—	$—	$—	$3,744,211	$3,016,679	$727,532	$3,744,211	9.09%	9.09%

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) at December 31, 2022 and 2021:

(In Thousands)	Gross Restricted								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2022 Total	2021 Total	Increase/ (Decrease)	Total 2022 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Société Générale	$176,875	$—	$—	$—	176,875	$158,979	$17,896	$176,875	0.43%	0.43%
Derivative collateral	145,140	—	—	—	145,140	24,348	120,792	145,140	0.35%	0.35%
Repo Collateral	31,863	—	—	—	31,863	—	31,863	31,863	0.08%	0.08%

Total	$353,878	$—	$—	$—	$353,878	$183,327	$170,551	$353,878	0.86%	0.86%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) at December 31, 2022 and 2021:

(In Thousands)	Gross Restricted								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2022 Total	2021 Total	Increase/ (Decrease)	Total 2022 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Cash - Tax Escrow	$2,361	—	—	—	$2,361	2,332	$29	$2,361	0.01%	0.01%
Mortgage Escrow	9,140	—	—	—	9,140	1,798	7,342	9,140	0.02%	0.02%

Total	$11,501	$—	$—	$—	$11,501	$4,130	$7,371	$11,501	0.03%	0.03%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $1.2 billion as of December 31, 2022. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

The FHLB issued a LOC to the Company on behalf of an unrelated party effective July 1, 2021 with a maximum credit amount of $1.0 million and an expiration date of December 31, 2021. A new LOC was issued to the Company on behalf of the same unrelated party effective December 1, 2021 with a maximum credit amount of $1.0 million and expiration date of June 30, 2022. No amounts were drawn on either LOC during 2022 or 2021. Collateral related to the LOC is included in the disclosures below.

FHLB Capital Stock

Aggregate Totals (In Thousands):

As of December 31, 2022	Total	General Account	Separate Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	45,085	45,085	—
Excess Stock	1	1	—

Aggregate Total	$50,086	$50,086	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,158,585	XXX	XXX

As of December 31, 2021
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	45,086	45,086	—
Excess Stock	—	—	—

Aggregate Total	$50,086	$50,086	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,119,580	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption (In Thousands) as of December 31, 2022 and 2021 :

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$5,000	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date (In Thousands):

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$1,354,091	$1,496,904	$1,113,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral pledged	$1,354,091	$1,496,904	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,288,680	$1,251,918	$1,113,000

Maximum Amount Pledged During Reporting Period (In Thousands):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$1,354,091	$1,496,904	$1,113,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$1,354,091	$1,496,904	$1,113,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,288,680	$1,251,918	$1,113,000

Borrowing from FHLB

Amount as of Reporting Date (In Thousands):

As of December 31, 2022	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	1,113,000	1,113,000	—	1,046,812
Other	—	—	—	XXX

Aggregate Total	$1,113,000	$1,113,000	$—	$1,046,812

As of December 31, 2021
Debt	$—	$—	$—	XXX
Funding Agreements	1,113,000	1,113,000	—	1,024,308
Other	—	—	—	XXX

Aggregate Total	$1,113,000	$1,113,000	$—	$1,024,308

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Maximum Amount during 2022 and 2021 (In Thousands):

	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	1,113,000	1,113,000	—
Other	—	—	—

Aggregate Total	$1,113,000	$1,113,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements? (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2023 to April 26, 2023, the date these financial statements were available to be issued. There have been no Type I events or transactions that occurred subsequent to December 31, 2022 having a material effect on the financial statements.

Information Security Incident

Beginning on February 9, 2023, the Company was alerted to the existence of sophisticated ransomware on its information technology infrastructure. The Company immediately launched an investigation to determine the full scope of this information security incident, and a team of third-party forensic experts was engaged to assist in the investigation, which is ongoing. The Company may be subject to subsequent investigations, fines, and/or penalties, as well as other legal claims and actions related to this incident. While the likelihood of one or more of these outcomes is reasonably possible, the amount of such fines, penalties, or other costs, if any, cannot be reasonably estimated at this time. Based on the information currently known, the Company does not believe that this incident will have a material impact on its business, results of operations, or financial condition. The Company continues to investigate and assess the incident, including costs, expenses, and insurance coverage.